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                                         THE ALLIANCE PORTFOLIOS:
                             ALLIANCE CONSERVATIVE INVESTORS FUND
                                   ALLIANCE GROWTH INVESTORS FUND

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4618
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        September 3, 1996
_________________________________________________________________


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus. A copy of the Funds' Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown above.

_________________________________________________________________

                        TABLE OF CONTENTS

INVESTMENT POLICIES AND RESTRICTIONS......................    3

ADDITIONAL INVESTMENT TECHNIQUES OF THE FUNDS.............   12

INVESTMENT RESTRICTIONS...................................   35

MANAGEMENT OF THE FUNDS...................................   39

PORTFOLIO TRANSACTIONS....................................   45

EXPENSES OF THE FUNDS.....................................   47

PURCHASE OF SHARES........................................   53

REDEMPTION AND REPURCHASE OF SHARES.......................   70

SHAREHOLDER SERVICES......................................   73

NET ASSET VALUE...........................................   80

DIVIDENDS, DISTRIBUTIONS AND TAXES........................   81

GENERAL INFORMATION.......................................   83

FINANCIAL STATEMENTS......................................

REPORT OF INDEPENDENT ACCOUNTANTS.........................



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APPENDIX..................................................  A-1




















































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              INVESTMENT POLICIES AND RESTRICTIONS

         The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus of Alliance Conservative Investors Fund (the "Conservative Investors Fund") and Alliance Growth Investors Fund (the "Growth Investors Fund"), each a series of The Alliance Portfolios (the "Trust"), under the heading "Investment Objective and Policies." In addition to the investment techniques described in this section for each of the Funds, the Funds also may engage in the investment techniques described below under the sub-heading "Additional Investment Techniques of the Funds."

Investment Objectives and Policies of the Conservative
Investors Fund and Growth Investors Fund

         General. The Conservative Investors and Growth Investors Funds invest in a variety of fixed-income securities, money market instruments and equity securities, each pursuant to a different asset allocation strategy, as described below. The term "asset allocation" is used to describe the process of shifting assets among discrete categories of investments in an effort to adjust risk while producing desired return objectives. Portfolio management, therefore, will consist not only of specific securities selection but also of setting, monitoring and changing, when necessary, the asset mix.

         Each Fund has been designed with a view toward a particular "investor profile." The "conservative investor" has a relatively short-term investment bias, either because of a limited tolerance for market volatility or a short investment horizon. This investor is averse to taking risks that may result in principal loss, even though such aversion may reduce the potential for higher long-term gains and result in lower performance during periods of equity market strength.

         Consequently, the asset mix for the Conservative Investors Fund attempts to reduce volatility while providing modest upside potential. The "growth investor" has a longer-term investment horizon and is therefore willing to take more risks in an attempt to achieve long-term growth of principal. This investor wishes, in effect, to be risk conscious without being risk averse. The asset mix for the Growth Investors Fund is therefore intended to provide for upside potential without excessive volatility.

         Alliance Capital Management L.P. (the "Adviser") has established an asset allocation committee (the "Committee"), all the members of which are employees of the Adviser, which is responsible for setting and continually reviewing the asset mix


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ranges of each Fund.  The Committee generally meets at least twice each month. Under normal market conditions, the Committee is expected to change allocation ranges approximately three to five times per year. However, the Committee has broad latitude to establish the frequency, as well as the magnitude, of allocation changes within the guidelines established for each Fund. During periods of severe market disruption, allocation ranges may change frequently. It is also possible that in periods of stable and consistent outlook no change will be made. The Committee's decisions are based on and may be limited by a variety of factors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the appropriate investor profile for each Fund. Consequently, asset mix decisions for the Conservative Investors Fund particularly emphasize risk assessment of each asset class viewed over the shorter term, while decisions for the Growth Investors Fund are principally based on an assessment of the longer term total return potential for each asset class.

         The Funds are permitted to use a variety of hedging techniques to attempt to reduce market interest rate and currency risks.

Investment Policies of the Conservative Investors Fund

         The investment objective of the Fund is to achieve a high total return without, in the view of the Adviser, undue risk to principal. The Fund attempts to achieve its investment objective by allocating varying portions of its assets among investment grade, publicly traded fixed-income securities, money market instruments and publicly traded common stocks and other equity securities of U.S. and non-U.S. issuers.

         All fixed-income securities owned by the Fund will be of investment grade at the time of purchase. This means that they will be in one of the top four rating categories assigned by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's") or will be unrated securities of comparable quality as determined by the Adviser. Securities in the fourth such rating category (rated BBB by S&P or Baa by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities. In the event that the rating of any security held by the Fund falls below investment grade (or, in the case of an unrated security, the Adviser determines that it is no loner of investment grade), the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.



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For a description of the ratings referred to above, see Appendix
A to this Statement of Additional Information.

         Equity securities invested in by the Fund will consist of common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants, issued by companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the U.S. economy over time.

         The Fund will at all times hold at least 40% of its total assets in investment grade fixed-income securities, each having a duration less than that of a 10-year Treasury bond (the "Fixed Income Core"). The duration of a fixed-income security is the weighted average maturity, expressed in years of the present value of all future cash flows, including coupon payments and principal repayments.

         The Fund is generally expected to hold approximately 70% of its total assets in fixed-income securities (including the Fixed Income Core, cash and money market instruments) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed-income asset class will always comprise at least 50%, but never more than 90%, of the Fund's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Fund's total assets. For temporary defensive purposes, the Fund may invest in money market instruments.

Investment Policies of the Growth Investors Fund

         The investment objective of the Fund is to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Fund attempts to achieve its investment objective by allocating varying portions of its assets among a number of asset classes. Equity investments will include publicly traded common stocks and other equity securities of the type in which the Conservative Investors Fund may invest, but may also include equity securities issued by intermediate and small-sized companies with favorable growth prospects, companies in cyclical industries, companies whose securities are, in the opinion of the Adviser, temporarily undervalued, companies in special situations and less widely known companies. Fixed-income investments will include investment grade fixed-income securities (including cash and money market instruments) and may include securities that are rated in the lower rating categories by recognized ratings agencies (i.e., BB or lower by S&P or Ba or lower by Moody's) or that are unrated but determined by the Adviser to be of comparable quality. Lower rated fixed-income securities generally provide greater current income than higher rated fixed-income securities, but are subject to greater credit


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and market risk.  The Fund will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by S&P or Ba or lower by Moody's, or in unrated securities deemed to be of comparable quality at the time of purchase by the Adviser. For a description of the ratings referred to above, see Appendix A.
For more information about the risks associated with investment in lower rated securities, see "High-Yield Securities" below.

         The Fund will at all times hold at least 40% of its total assets in publicly traded common stocks and other equity securities of the type purchased by the Conservative Investors Fund (the "Equity Core"). The Fund is generally expected to hold approximately 70% of its total assets in equity securities (including the Equity Core) and 30% in fixed-income securities (including cash and money market instruments). Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed-income asset class will always comprise at least 10%, but never more than 60%, of the Fund's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Fund's total assets. For temporary defensive purposes, the Fund may invest in money market instruments.

         High-Yield Securities. The Fund may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase BB or lower by S&P or Ba or lower by Moody's or, if unrated, judged by the Adviser to be of comparable quality at the time of purchase ("High-Yield Securities"). The Fund will generally invest in securities with a minimum rating at the time of purchase of CCC- by S&P or Caa- by Moody's or in unrated securities judged by the Adviser to be of comparable quality at the time or purchase. However, from time to time, the Fund may invest in securities rated in the lowest grades by Moody's (C) or S&P (D) or in unrated securities judged by the Adviser to be of comparable quality, if the Fund's management determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P are in default. During the fiscal year ended April 30, 1996, the Fund did not invest in any High-Yield Securities.

         As with other fixed-income securities, High-Yield
Securities are subject to credit risk and market risk and their yields may fluctuate. Market risk relates to changes in a security's value as a result of changes in interest rates.
Credit risk relates to the ability of the issuer to make payments of principal and interest. High-Yield Securities are subject to greater credit risk (and potentially greater incidence of


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default) than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of High-Yield Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of High-Yield Securities may be diminished by adverse publicity or investor perceptions.

         Because High-Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell High-Yield Securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. Thinly traded High-Yield Securities may be more difficult to value accurately for the purpose of determining the Fund's net asset value. Also, because the market for certain High-Yield Securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates. In addition, under such circumstances the values of such securities may be more volatile.

         Some High-Yield Securities in which the Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The credit ratings issued by Moody's and S&P, a description of which is included as Appendix A to this Statement of Additional Information, are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of High-Yield Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of High-Yield Securities. When the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in higher rated securities.

         In the event that the credit rating of a High-Yield Security held by the Fund falls below its rating at the time of purchase (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated since purchased by the Fund), the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.



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         Securities rated Baa by Moody's or BBB by S&P or judged
by the Adviser to be of comparable quality share some of the speculative characteristics of High-Yield Securities described above.

Additional Investment Policies and Techniques Applicable to the Conservative Investors and Growth Investors Funds

         Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs"). Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. During periods of declining interest rates, such prepayments can be expected to accelerate and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

         Stripped Mortgage-Related Securities. The Fund may invest in stripped mortgage-related securities ("SMRS"). SMRS are derivative multi-class mortgage-related securities. SMRS may be issued by the U.S. Government, its agencies or instrumentalities, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of GNMA, FNMA or FHLMC certificates, whole loans or private pass-through mortgage-related securities ("Mortgage Assets"). A common type of SMRS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related


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underlying Mortgage Assets, and a rapid rate of principal
prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, the Fund may fail to fully recoup its initial investment in these securities. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.

         Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

         Adjustable Rate Securities. Each Fund may invest in adjustable rate securities. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

         Convertible Securities. Each Fund may invest in convertible securities. These securities normally provide a higher yield than the underlying stock but lower than a fixed-income security without the conversion feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stocks although under some market conditions the higher yield tends to make the convertible security less volatile than the underlying common stock. In addition, the price of the convertible security will also generally vary to some degree inversely with interest rates. Convertible debt securities that are rated below BBB by S&P or Baa by Moody's or comparable unrated securities as determined by the Adviser may share some or all of the risks of High-Yield Securities. For a description of these risks, see "High-Yield Securities" above.

         Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of


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interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A
Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, a Fund could lose its entire investment in equity-linked debt securities.

         Zero-Coupon and Payment-in-Kind Bonds. Each Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required to liquidate other investments in order to satisfy its dividend requirements at times when the Adviser would not otherwise deem it advisable to do so.

         Foreign Currency Exchange Transactions. Each Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Adviser expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

         The Funds may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Fund contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign


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currency.  The Funds may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

         If conditions warrant, the Funds may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), and may purchase and sell foreign currency futures contracts, as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, the Funds may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

         Each Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, each Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Funds may also purchase or sell foreign currency on a spot basis.

         A Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging"activities when it believes that such transactions provide significant hedging opportunities for a Fund.

Portfolio Management

         The Adviser manages each Fund's portfolio by buying and selling securities to help attain its investment objective. The portfolio turnover rate for each Fund is included under "Financial Highlights" in the Funds' Prospectus. A high portfolio turnover rate will involve greater costs to a Fund (including brokerage commissions and transaction costs) and may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income

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rates.  See "Dividends, Distributions and Taxes" and "Portfolio
Transactions" below.

          ADDITIONAL INVESTMENT TECHNIQUES OF THE FUNDS

Repurchase Agreements

         The repurchase agreements referred to in the Funds' Prospectus are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Funds the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Funds would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Funds may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Funds seek to enforce their rights thereto, (b) possible reduced levels of income and lack of access to income during this period and
(c) inability to enforce rights and the expenses involved in the attempted enforcement.

Non-Publicly Traded Securities

         As described in the Prospectus, each of the Funds may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The sale of these securities is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, a Fund may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of a Fund's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trust's Board of Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Fund's investment in Rule 144A Securities.

Foreign Securities

         Each Fund may invest without limit in securities of foreign issuers which are not publicly traded in the United States, although each Fund generally will not invest more than 15% of its total assets (30% in the case of the Growth Investors
Fund) in such securities. Investment in foreign issuers or securities principally traded outside the United States may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, and foreign securities markets may be subject to less regulation than U.S. securities markets. The laws of some foreign countries may limit the Funds' abilities to invest in securities of certain issuers located in these countries. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. The Fund may invest a portion of its assets in developing countries or in countries with new or developing capital markets. The risks noted above are generally increased with respect to these investments. These countries may have relatively unstable governments, economies based on only a few industries or securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss.

         The value of foreign investments measured in U.S. dollars will rise or fall because of decreases or increases, respectively, in the value of the U.S. dollar in comparison to the value of the currency in which the foreign investment is denominated. The Fund may buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts in connection with the purchase and sale of foreign investments. See "Additional Investment Policies and Techniques Applicable to the Conservative Investors and Growth Investors Funds - Foreign Currency Exchange Transactions" above.

Descriptions of Certain Money Market Securities in Which the Funds May Invest

         Certificates of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

         Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

         Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Funds have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Funds' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Funds consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P.

Asset-Backed Securities

         Each Fund may invest in asset-backed securities (unrelated to first mortgage loans), which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS"). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

         Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment if the full amounts due on underlying sales contracts or receivables are not realized by the trust holding the obligations because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, each of the Funds may invest in other asset-backed securities that may be developed in the future.

         The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset-backed securities may constitute investment companies under the Investment Company Act of 1940 (the "1940 Act"). The Funds intend to conduct their operations in a manner consistent with this view; therefore, the Funds generally may not invest more than 10% of their total assets in such securities without obtaining appropriate regulatory relief.

Lending of Securities

         Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the"Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 25% of the value of such Fund's total assets at the time any such loan is made.

Forward Commitments and When-Issued and Delayed
Delivery Securities

         Each Fund may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when a Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (i.e., on a forward commitment, when-issued or delayed delivery basis), it does not pay for the securities until they are received, and a Fund is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and when-issued or delayed delivery commitments.

         A Fund will enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

         Although neither of the Funds intends to make such purchases for speculative purposes and each Fund intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Fund's payment obligation).

Options

         Options on Securities. Each Fund intends to write only covered options. In addition to the methods of "cover" described in the Prospectus, each Fund may write call and put options and may purchase call and put options on securities. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, a Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. A Fund will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

         Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by a Fund, provided that another option on such security is not written. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         A Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, a Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         A Fund may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call a Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

         Each of the Funds may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         Each of the Funds may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

         Options on Securities Indexes.  Each Fund may write
(sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as a Fund is obligated as the writer of the call, the Fund holds in its portfolio securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian liquid assets having a value equal to or greater than the exercise price of the option.

         A Fund may also purchase put options on securities indexes to hedge its investments against a decline in value. By purchasing a put option on a securities index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund's security holdings.

         The purchase of call options on securities indexes may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

Futures Contracts and Options on Futures Contracts

         Futures Contracts. Each Fund may enter into interest rate transactions with respect to futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

         Each Fund may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, the Funds could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Funds may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         Options on Futures Contracts. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Funds may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Forward Foreign Currency Exchange Contracts

         Each Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Funds intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with their transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. A Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Funds may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

         If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

         Each Fund has established procedures consistent with SEC policies concerning purchases of foreign currency through Forward Contracts. Since those policies currently recommend that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Fund will always have liquid assets available sufficient to cover any commitments under these contracts or to limit any potential risk.

Options on Foreign Currencies

         Each Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Each Fund may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.
If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Risk Factors in Options, Futures and Forward Transactions

         Risk of Imperfect Correlation of Hedging Instruments With a Fund's Portfolio. The Funds' abilities effectively to hedge all or a portion of their portfolios through transactions in options, Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

         The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

         The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures
Contract will not be fully reflected in the value of the option.

         Further, with respect to options on securities, options on foreign currencies, options on stock indexes and options on Futures Contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.

         If a Fund purchases futures or options in order to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in such securities, the Fund faces the risk that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

         In writing a call option on a security, foreign currency, index or futures contract, a Fund also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when a Fund writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could suffer a loss on the call which is not entirely offset or offset at all by an increase in the value of the Fund's portfolio securities.

         The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Fund's portfolio. When a Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

         When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium the Fund received. Moreover, by writing an option, a Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

         In the event of the occurrence of any of the foregoing adverse market events, a Fund's overall return may be lower than if it had not engaged in the transactions described above.

         With respect to the writing of straddles on securities, a Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing a Fund with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Funds will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Funds' ability to effectively hedge their portfolios, and could result in trading losses.

         The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

         The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract, permitting the prompt liquidation of the option position. The Funds will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. Under such circumstances the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which
(i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

         Margin. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Funds purchase or sell Futures Contracts and options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. When a Fund writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

         Trading and Position Limits. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Funds.

         Risks of Options on Futures Contracts. The amount of risk a Fund assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Forward Contracts, Foreign Currency Futures Contracts and Options Thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Funds from responding to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any United Sates or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

         Unlike transactions entered into by the Funds in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

         Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Funds are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

         As discussed below, CFTC regulations require that a Fund not enter into transactions in commodity futures contracts or commodity option contracts for other than "bona fide" hedging purposes, unless the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's assets.
Premiums paid to purchase over-the-counter options on foreign currencies, and margins paid in connection with the writing of such options, are required to be included in determining compliance with this requirement, which could, depending upon the existing positions in Futures Contracts and options on Futures Contracts already entered into by a Fund, limit the Fund's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of the Fund to enter into desired transactions in other options or futures contracts.

         While forward contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above could be restricted.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Restrictions on the Use of Futures and Option Contracts

         Under applicable regulations, when a Fund enters into transactions in Futures Contracts and options on Futures Contracts other than for bona fide hedging purposes, that Fund maintains with its custodian in a segregated account cash, short-term U.S. Government securities or high quality United States dollar denominated money market instruments, which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases. In addition, a Fund may not purchase or sell such instruments for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on such futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Fund's total assets.

         Each Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Fund's total assets. Moreover, a Fund will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

Economic Effects and Limitations

         Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net realized capital losses incurred by a Fund, will be distributed to shareholders in taxable distributions. Although gain from such transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

         No Fund will "over-hedge," that is, a Fund will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

         Each Fund's ability to employ the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to use these instruments effectively for the purposes set forth above.

         The Funds' ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might affect the length of time for which the Funds can hold such contracts and the character of the income earned on such contracts. In addition, differences between each Fund's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Fund's book income may be required in order to meet tax requirements.

Future Developments

         The above discussion relates to each Fund's proposed use of Futures Contracts, options and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, each Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

                     INVESTMENT RESTRICTIONS

         Except as described below and except as otherwise specifically stated in the Prospectus or this Statement of Additional Information, the investment policies of each Fund set forth in the Prospectus and in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

         The following is a description of restrictions on the investments to be made by the Funds, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Fund.

         Neither of the Funds will:

         (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes.

         (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

         (3) Purchase or retain real estate or interests in real estate, although each Fund may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

         (4) Make loans to other persons except by the purchase of obligations in which such Fund may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

         (5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 1 above.)

         It is also a fundamental policy of each Fund that it may purchase and sell futures contracts and related options.

         In addition, the following is a description of operating policies which the Trust has adopted on behalf of the Funds but which are not fundamental and are subject to change without shareholder approval.

         Neither of the Funds will:

         (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

         (b) Purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that each Fund may make margin payments in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

         (c) Make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that no Fund will make such short sales with respect to securities having a value in excess of 5% of its total assets.

         (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent a Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

         (e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by such Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by such Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

         (f) Invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

         (g) Purchase securities issued by any other registered open-end investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that a Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that a Fund's purchases of securities issued by such open-end investment company will be consistent with the provisions of the 1940 Act.

         (h) Make investments for the purpose of exercising control or management.

         (i) Participate on a joint or joint and several basis in any trading account in securities.

         (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although each Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

         (k) Purchase warrants, if, as a result, a Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

         (l) Purchase commodities or commodity contracts, provided that this shall not prevent a Fund from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with such Fund's investment objective and policies.

         (m) Purchase additional securities in excess of 5% of the value of its total assets until all of a Fund's outstanding borrowings (as permitted and described in Restriction No. 1 above) have been repaid.

         Whenever any investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

                     MANAGEMENT OF THE FUNDS

Adviser

         Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the supervision of the Trust's Board of Trustees.

         The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1996 of more than $168 billion (of which more than $55 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of June 30, 1996, 33 of the FORTUNE 100 Companies. As of that date, the Adviser and its subsidiaries employed more than 1,450 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sao Paulo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 50 registered investment companies comprising more than 100 separate investment portfolios managed by the Adviser currently have over more than two million shareholders.

         Alliance Capital Management Corporation, sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1996, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the

Adviser ("Units").  As of June 30, 1996, approximately 32% and
10% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Trustees of the Trust.

         AXA owns approximately 63.9% of the outstanding voting shares of common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United states, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of March 1, 1996, 42.1% of the voting shares (representing 53.4% of the voting power) of AXA were owned by Midi Participations, a French holding company ("Midi"). The shares of Midi were, in turn, owned 61.4% (representing 62.5% of the voting power) by Finaxa, a French holding company, and 38.6% (representing 37.5% of the voting power) by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation (one of which, Belgica Insurance Holding S.A., a Belgian Corporation, owned 30.8%, representing 33.1% of the voting power). As of March 1, 1996, 61.1% of the voting shares (representing 73.4% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.7% of the voting shares representing 40.4% of the voting power), and 25.5% of the voting shares (representing 16% of the voting power) of Finaxa were owned by Banque Paribas, a French bank. Including the ordinary shares owned by Midi, as of March 1, 1996, the Mutuelles AXA directly or indirectly owned 51% of the issued ordinary shares (representing 64.7% of the voting power) of AXA. Acting as a group, the Mutuelles AXA control AXA, Midi and Finaxa.

Investment Advisory Contract and Expenses

         The Adviser serves as investment manager and adviser of each of the Funds and furnishes continuously an investment program for each Fund and manages, supervises and conducts the affairs of each Fund. The Investment Advisory Contract also provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser is compensated for its services to the Funds at an annual rate of .75% of each Fund's average daily net assets. The Adviser has voluntarily undertaken until further notice to waive its fees in respect of each Fund and has agreed to bear certain expenses of the Class A, Class B and Class C shares of each Fund to the extent that expenses exceed an annual rate of 1.40% for Class A shares and 2.10% for Class B and Class C shares. The management fees for each Fund are higher than those paid by most mutual funds.

         The Investment Advisory Contract became effective on July 23, 1993. The Investment Advisory Contract replaced an earlier agreement (the "First Investment Advisory Contract") between the Trust and Equitable Capital Management Corporation ("Equitable Capital") or Equitable, as the case may be, with respect to the Funds. The First Investment Advisory Agreement terminated because of its technical assignment in connection with the transfer of substantially all of the assets comprising Equitable Capital's business to the Adviser and certain of its subsidiaries in exchange for newly issued limited partnership interests in the Adviser and the assumption by the Adviser and such subsidiaries of certain liabilities of Equitable Capital. Equitable Capital was compensated for its services as investment manager of the Funds at the same rates as are currently paid by the Funds to the Adviser.

         In anticipation of the assignment of the First Investment Advisory Contract, the Investment Advisory Contract was approved by the vote of the Trust's Trustees, including the Trustees who are not parties to the Investment Advisory Contract or interested persons of any such party, at meetings called for the purpose and held on February 16, 1993 and March 31, 1993. At a meeting held on April 8, 1993, a majority of the outstanding voting securities of the Funds approved the Investment Advisory Contract. Most recently, the continuance of the Investment Advisory Contract until July 31, 1997 was approved by a vote, cast in person, of the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Contract or interested persons of any such party, at their Regular Meeting held on July 17, 1996.

         During the period May 1, 1995 through April 30, 1996, the Adviser earned $387,903 in management fees from the Conservative Investors Fund (an additional $174,857 in fees were waived) and $632,516 from the Growth Investors Fund (an additional $214,077 in fees were waived). During the period
May 1, 1994 through April 30, 1995, the Adviser earned $385,818 in management fees from the Conservative Investors Fund (an additional $217,650 in fees were waived) and $464,336 from the Growth Investors Fund (an additional $350,235 in fees were waived). During the period July 23, 1993 through the fiscal year ended April 30, 1994, the Adviser earned $202,051 in management fees from the Conservative Investors Fund (an additional $164,848 in fees were waived) and $173,868 from the Growth Investors Fund (an additional $215,813 in fees were waived). During the period May 1, 1993 to July 22, 1993, Equitable Capital earned $42,814 in management fees from the Conservative Investors Fund (an additional $31,138 in fees were waived) and $33,175 from the Growth Investors Fund (an additional $25,249 in fees were waived).

         The Investment Advisory Contract provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not interested persons of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the Investment Advisory Contract must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Contract may be terminated without penalty by the Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "Alliance" in the names of the Trust and each Fund, and if Alliance should cease to be the investment manager of any Fund, the Trust and such Fund may be required to change their names and delete that word.

         The Investment Advisory Contract provides that Alliance shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Trustees and Officers

         The Trustees and principal officers of the Trust, their ages as of the date of this Statement of Additional Information and their primary occupations during the past five years are set forth below.

Trustees

         * John D. Carifa, 51, Chairman of the Board and
President, is the President, Chief Operating Officer, and a
Director of Alliance Capital Management Corporation, the general partner of the Adviser.  His address is 1345 Avenue of the
Americas, New York, New York 10105.
_________________________

*   An "interested person" of the Trust, as defined by the 1940
    Act.

         Alberta B. Arthurs, 63, is the Director for Arts and
Humanities for The Rockefeller Foundation.  Her address is 1133
Avenue of the Americas, New York, New York 10036.

         Ruth Block, 65, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is Box 4653, Stamford, Connecticut 06903.

         Richard W. Couper, 73, is President Emeritus and Trustee of The Woodrow Wilson Fellowship Foundation and President
Emeritus of the New York Public Library.  His address is Box 345,
Clinton, New York 13323-0345.

         Brenton W. Harries, 68, is a Director of Enhance
Reinsurance Co. and was formerly the President and Chief
Executive of Global Electronic Markets Company.  His address is
14 Point Road, Wilson Point, South Norwalk, Connecticut 06854.

         Donald J. Robinson, 62, was formerly a partner at Orrick, Herrington & Sutcliffe and is currently of counsel to that firm. His address is 599 Lexington Avenue, 26th Floor, New
York, New York 10022.

Officers

         * John D. Carifa, President, see biography above.

         Edmund P. Bergan, Jr., 46, Clerk, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
His address is 1345 Avenue of the Americas, New York, New York
10105.

         Mark D. Gersten, 45, Treasurer and Chief Financial
Officer, is a Senior Vice President of Alliance Fund Services,
Inc.  His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

         Vincent S. Noto, 31, Controller and Chief Accounting
Officer, is a Vice President of Alliance Fund Services, Inc. His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

         Bruce W. Calvert, 49, Vice President, is the Vice
Chairman and Chief Investment Officer of Alliance Capital
Management Corporation, the general partner of Alliance Capital
Management L.P.  His address is 1345 Avenue of the Americas, New
York, NY  10105.

         Kathleen A. Corbet, 36, Vice President, is, since July
23, 1993, a Senior Vice President of ACMC, the general partner of the Adviser. She is also Vice President of The Hudson River

Trust.  She was formerly Executive Vice President of Equitable
Capital.  Her address is 1345 Avenue of the Americas, New York,
New York 10105.

         Barbara J. Krumsiek, 44, Vice President - Marketing, is, since July 23, 1993, a Senior Vice President of Alliance Fund
Distributors, Inc.   She was formerly an Investment Officer of
Equitable, Senior Vice President of Equitable Capital and Vice President of Equitable Variable Life Insurance Company. Her address is 1345 Avenue of the Americas, New York, New York 10105.

         Wayne D. Lyski, 54, Vice President, is Executive Vice
President of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P. His address is 1345
Avenue of the Americas, New York, NY  10105.

         The aggregate compensation paid to each of the Trustees by the Conservative Investors Fund and by the Growth Investors Fund for the fiscal year ended April 30, 1996, the aggregate compensation paid to each of the Trustees during calendar year 1995 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither of the Funds nor any fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                              Total Number
                                                              of Funds
                                                              in the
                                                              Alliance
                                                Total         Fund Complex,
                    Aggregate     Aggregate     Compensation  Including
                    Compensation  Compensation  From the      the Trust,
                    from the      from the      Alliance      as to which
                    Conservative  Growth        Fund Complex  the Trustee
Name of Trustee     Investors     Investors     Including     is a Director
of the Fund         Fund          Fund          the Trust*    or Trustee
________________    ___________   ____________  ___________   _____________

Alberta B. Arthurs   $5,000        $5,000        $ 24,000         5
Ruth Block           $5,000        $5,000        $159,000        39
John D. Carifa       $ --          $ --          $ --            52
Richard W. Couper    $5,000        $5,000        $ 24,000         5
Brenton W. Harries   $5,000        $5,000        $ 24,000         5
Donald J. Robinson   $5,000        $5,000        $ 24,000         5

____________________________
* There are 107 investment companies or portfolios thereof in the Alliance Fund Complex.

         As of August 15, 1996, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any Fund or of the Trust as a whole.

         The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940
Act.

                     PORTFOLIO TRANSACTIONS

         Under the general supervision of the Board of Trustees, the Adviser makes the Funds' portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Funds nor the Adviser have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the

Funds. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

         The Funds may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Funds will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

         Aggregate securities transactions for the Funds during the fiscal year ended April 30, 1996 were as follows: with respect to the Conservative Investors Fund, $260,211,306 and, in connection therewith, brokerage commissions of $75,237 (100%) were allocated to persons or firms supplying research information; and with respect to the Growth Investors Fund, $322,321,206 and, in connection therewith, brokerage commission of $386,197 (100%) were allocated to persons or firms supplying research information. Aggregate securities transactions for the Funds during the fiscal year ended April 30, 1995 were as follows: with respect to the Conservative Investors Fund, $207,531,166 and, in connection therewith, brokerage commissions of $3,758 (100%) were allocated to persons or firms supplying research information; and with respect to the Growth Investors Fund, $154,095,965 and, in connection therewith, brokerage commission of $143,563 (100%) were allocated to persons or firms supplying research information. Aggregate securities transactions for the Funds during the fiscal year ended April 30, 1994 were as follows: with respect to the Conservative Investors Fund, $92,313,848 and, in connection therewith, brokerage commissions of $10,178 (100%) were allocated to persons or firms supplying research information; and with respect to the Growth Investors Fund, $60,632,954 and, in connection therewith, brokerage commissions of $45,808 (100%) were allocated to persons or firms supplying research information.

         For the fiscal year ended April 30, 1996, the Conservative Investors Fund paid an aggregate of $75,237 in brokerage commissions; and the Growth Investors Fund paid an aggregate of $386,197 in brokerage commissions. For the fiscal year ended April 30, 1995, the Conservative Investors Fund paid an aggregate of $3,758 in brokerage commissions; and the Growth Investors Fund paid an aggregate of $143,563 in brokerage commissions. For the fiscal year ended April 30, 1994, the Conservative Investors Fund paid an aggregate of $10,178 in brokerage commissions; and the Growth Investors Fund paid an aggregate of $45,808 in brokerage commissions.

         The Funds may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commission. In such instances, the placement of orders with such brokers would be consistent with the Funds' objective of obtaining the best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         The brokerage transactions engaged in by the Funds with DLJ and its affiliates during the fiscal years ended April 30, 1994, April 30, 1995 and April 30, 1996, are set forth below:

                                    % of Fund's   % of Fund's
                        Amount      Aggregate     Aggregate
Fiscal Year             Brokerage   Brokerage     Dollar Amount
Ended        Fund       Commission  Commissions   of Transactions
__________   ____       __________  ___________   _______________

  1996         N.A.        None        None         None

  1995   Growth Investors  $33         0%           0%

  1994         N.A.        None        None         None

         The annual portfolio turnover rates of the securities of the Conservative Investors Fund and the Growth Investors Fund for the fiscal years ended April 30, 1996 and 1995 were 267% and 248% for Conservative Investors and 209% and 134% for Growth
Investors, respectively.

                      EXPENSES OF THE FUNDS

         In addition to the payments to the Adviser under the Investment Advisory Contract described above, the Trust pays certain other costs including (a) brokerage and commission expenses, (b) Federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Funds under the appropriate Federal securities laws and of qualifying shares of the Funds under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Funds' prospectuses and other reports to shareholders, (f) costs of proxy solicitations,
(g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Arrangements

         Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each of Class A, Class B and Class C shares of the Funds pursuant to Rule 12b-1 (each a "Plan" and collectively the "Plans"). Pursuant to the Plans, each Fund pays Alliance Fund Distributors, Inc. (the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of
 .50% of a Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of a Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of a Fund's aggregate average daily net assets attributable to the Class C shares to compensate the Principal Underwriter for distribution expenses. The Trustees currently limit payments under the Class A Plan to .30% of a Fund's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of a Fund attributable to each of the Class A shares,

Class B shares and Class C shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Funds' shares.

         Each Plan may be terminated with respect to the class of shares of any Fund to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to each Fund's Class A, Class B and Class C shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons July 1, 1996.

         The Plans may be terminated with respect to any Fund or class of shares thereof at any time on 60 days' written notice without payment of any penalty by the Principal Underwriter or by vote of a majority of the outstanding voting securities of that Fund or that class (as appropriate) or by vote of a majority of the Qualified Trustees.

         The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Qualified Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

         For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $45,690 and $81,307 with respect to the Class A shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1996. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received

$47,590 and $58,355 with respect to the Class A shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1995. For services rendered by the Principal Underwriter and Equico Securities, Inc., the Trust's prior principal underwriter ("Equico"), in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, Equico received $3,700 and $2,574 with respect to the Class A shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1994; and the Principal Underwriter received $26,447 and $21,336 with respect to the Class A shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1994.

         For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $316,700 and $523,545 with respect to the Class B shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1996. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $307,217 and $385,615 with respect to the Class B shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1995. For services rendered by the Principal Underwriter and Equico in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, Equico received $29,317 and $24,700 with respect to the Class B shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1994; and the Principal Underwriter received $165,904 and $149,494 with respect to the Class B shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended
April 30, 1994.

         For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $48,204 and $48,786 with respect to the Class C shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1996. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $48,572 and $38,982 with respect to the Class C shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1995. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $15,339 and $11,203 with respect to the Class C shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1994.

         The Principal Underwriter has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the periods indicated:

                   CONSERVATIVE INVESTORS FUND
              Amount of Expense and Allocated Cost

                 Class A Shares  Class B Shares  Class C Shares
                 (For the Fiscal (For the Fiscal (For the Fiscal
Category         Year ended      Year ended      Year ended
of Expense       April 30, 1996) April 30, 1996) April 30, 1996)

Advertising/
 Marketing            $40,040        $93,534          $33,464

Printing and
 Mailing of
 Prospectuses
 and Semi-Annual
 and Annual
 Reports to Other
 than Current
 Shareholders         $5,042         $10,643          $3,998

Compensation to
  Underwriters        $4,306         $8,367           $2,811

Compensation to
  Dealers             $70,635        $420,778         $76,990

Compensation to
  Sales
  Personnel           $  0           $52,913          $  0

Interest, Carrying
  and Other
  Financing
  Charges             $44,499        $77,575          $31,932

Other (includes
  personnel costs
  of those home
  office employees
  involved in the
  distribution effort
  and the travel-
  related expenses
  incurred by the
  marketing personnel
  conducting seminars $164,522       $705,212         $149,195

                      GROWTH INVESTORS FUND
              Amount of Expense and Allocated Cost

                 Class A Shares  Class B Shares  Class C Shares
                 (For the Fiscal (For the Fiscal (For the Fiscal
Category         Year ended      Year ended      Year ended
of Expense       April 30, 1996) April 30, 1996) April 30, 1996)
__________       ______________  ______________  _______________

Advertising/
Marketing            $53,754         $123,355         $21,011

Printing and Mailing $6,380          $16,290          $2,707
of Prospectuses and
Semi-Annual and
Annual Reports
to Other than
Current Shareholders

Compensation to      $13,281         $19,468          $2,951
Underwriters

Compensation
to Dealers

Compensation to
Sales Personnel      $99,650         $771,272         $65,840

Interest, Carrying   $  0            $ 87,985         $  0
and Other Financing
Charges

Other (includes
  personnel          $55,736         $96,088          $19,034
costs of those home
office employees
involved in the
distribution effort
and the travel-related
expenses incurred
by the marketing
personnel conducting
seminars)            $228,801        $1,114,458       $111,212


Custodial Arrangements

         State Street Bank and Trust Company, 225 Franklin
Street, Boston, MA, 02110 ("State Street Bank") is the Trust's custodian.

Transfer Agency Arrangements

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than that with respect to the Class A and Advisor Class shares, reflecting the differential costs associated with the Class B and Class C contingent deferred sales charge.

                       PURCHASE OF SHARES

         The following information supplements that set forth in the Prospectus under the heading "Purchase and Sale of Shares --
How To Buy Shares."

General

         Shares of the Funds are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "initial sales charge alternative"), with a contingent deferred sales charge (the "deferred sales charge alternative"), without any initial sales charge or, as long as the shares are held for one year or more, without any contingent deferred sales charge (the "asset-based sales charge alternative") or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charges, in each case as described below. Shares of the Funds that are offered subject to a sales charge are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), or
(iii) the Principal Underwriter.   Investors may purchase and
hold Advisor Class shares of the Fund principally through
(i) accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account, to the sponsor, or its affiliate or agent, or (ii) self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets.

         If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in the Prospectus and this Statement of Additional Information. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

         The minimum for initial investments is $250; subsequent investments (other than reinvestments of dividends and capital gains distributions in shares) must be in the minimum amount of $50. As described under "Shareholder Services," the Funds offer an automatic investment program and a 403(b)(7) retirement plan which permit investments of $25 or more. The subscriber may use the Subscription Application found in the Prospectus for his or her initial investment. Sales personnel of selected dealers and agents distributing the Funds' shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         Investors may purchase shares of the Funds in the United States either through selected dealers or agents or directly through the Principal Underwriter. Shares may also be sold in foreign countries where permissible. The Funds may refuse any order for the purchase of shares. The Funds reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Funds is their net asset value, plus, in the case of most purchases of Class A shares, a sales charge which will vary depending on the amount of the purchase, as shown in the table in the Prospectus. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares and the per share net asset value of the Class A shares may be lower than that of the Advisor Class shares, as a result of the daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For purposes of this computation, the securities in a Fund's portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair market value.

         The Funds will accept unconditional orders for their shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges). Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor, and the selected dealer, agent or financial representatives, as applicable. If the selected dealer, agent or financial representative receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House

Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash bonuses or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico,("EQ Financial"), an affiliate of the Principal Underwriter, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment incurred in connection with travel, lodging and entertainment by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than do Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by Class, and (v) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

Alternative Purchase Arrangements -- Class A, Class B and Class C
Shares**

         Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing
the asset-based sales charge alternative.    These alternative
purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time
_________________________

** Advisor Class shares are sold principally to investors described above in this section under "-- General."

of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         The Trustees of the Trust have determined that currently no conflict of interest exists between or among the Class A, Class B, and Class C shares. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state laws will seek to ensure that no such conflict arises.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below:

                                                 Discount or
                                                 Commission
                                     As % of     to Dealers
                         As % of     the         or Agents
                         Net         Public      As % of
Amount of                Amount      Offering     Offering
Purchase                 Invested    Price        Price
_________                ________    ________    __________

Less than
   $100,000 . . . .        4.44%       4.25%       4.00%
$100,000 but
    less than
    250,000 . . . .        3.36        3.25        3.00
250,000 but
    less than
    500,000 . . . .        2.30        2.25        2.00
500,000 but
    less than
    1,000,000*. . .        1.78        1.75        1.50

* There is no initial sales charge on transactions of $1,000,000 or more

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, and such charge will be applied to redemptions of shares by shareholders who hold both Class A and shares of one or more other classes that are subject to a contingent deferred sales charge, as described below under "-- Class B Shares" and "-- Class C shares." Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Rule 12b-1 Plans described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions or (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (a list of which appears in "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge. The Funds receive the entire net asset value of their Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. The Principal Underwriter may, however, elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Conservative Investors Fund and of the Growth Investors Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of the Fund on April 30, 1996.

Conservative Investors Fund

Net Asset Value per Class A Share
at April 30, 1996                         $11.14

Per Share Sales Charge - 4.25%
of offering price (4.40% of net
asset value per share)                    $  .49

Class A Per Share Offering
Price to the Public                       $11.63

Growth Investors Fund

Net Asset Value per Class A Share
at April 30, 1996                         $14.08

Per Share Sales Charge - 4.25%
of offering price (4.40% of net
asset value per share)                    $  .62

Class A Per Share Offering
Price to the Public                       $14.70

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no reduced initial sales charge (but be subject in most cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such an investor may pay a reduced initial sales charge or no initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges shown in the Prospectus by combining purchases of shares of a Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other Alliance Mutual Fund. Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.

Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios.
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation).
An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and
              (b) all shares of any other Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the rate applicable to a single $300,000 purchase of shares of the Fund.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced initial sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of a Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund to qualify for the initial sales charge on the total amount being invested, i.e., the initial sales charge applicable to an investment of $100,000.

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the initial sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the initial sales charge will be used to purchase additional shares of a Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of a Fund or any other Alliance Mutual Fund at a reduced initial sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The initial sales charge applicable to such initial purchase of shares of a Fund will be that normally applicable, under the schedule of the initial sales charges set forth above, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period, and (ii) the total purchase previously made during the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of a Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used more than once in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to a Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Funds may sell their Class A shares at net asset value (i.e., without any initial sales charge), and without any contingent deferred sales charge to certain categories of investors including: (i) investment advisory clients of the Adviser or its affiliates; (ii) officers and present or former Trustees of the Trust; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser; officers, directors and present or retired full-time employees of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the relevant
Fund); (iii) the Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services;
(v) persons who establish to the Principal Underwriter's satisfaction that they are investing in the Fund, within such time period as may be designated by the Principal Underwriter, proceeds of their redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vi) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Funds will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Funds to sell Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below


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

charged as a percentage of the dollar amount subject thereto.
The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.


          Contingent Deferred Sales Charge as a % of Dollar Amount

                                        Shares Purchased
                                           On or After
   Years since       Shares Purchased    August 2, 1993     Shares Purchased
    Purchase              Before           but Before          On or After
Subject to Change     August 2, 1993    November 19, 1993   November 19, 1993

First                     5.00%               5.50%                4.00%

Second                    4.00%               4.50%                3.00%

Third                     3.00%               3.50%                2.00%

Fourth                    2.00%               2.50%                1.00%

Fifth                     1.00%               1.50%                None

Sixth                     None                 .50%                None




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

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second of Class B shares held for over four years, third of any Class C shares that are not subject to a contingent deferred sales charge and fourth of any Class A shares that are subject to a contingent deferred sales charge held shortest during the one-year period during which such shares are subject to the sales charge, as the case may be. When Class B shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied to Class B shares of the Alliance Mutual Fund originally purchased by the shareholder at the time of their purchase.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below).

         Conversion Feature. Class B shares will automatically convert to Class A shares on the tenth Fund business day in the month following the month in which the eighth anniversary date of the acceptance of the purchase order for the Class B shares occurs and such shares will no longer be subject to a higher distribution services fee. Such conversions will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares. See "Shareholder Services -- Exchange Privilege."

         For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in a Fund's dividends or distributions constituting "preferential dividends" under the Code, and
(ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period.

Class C Shares

         Investors purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or upon redemption. Class C shares are sold without an initial sales charge so that a Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables a Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares and incur higher distribution services fees than Class A shares. Class C shares will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the lesser of their original cost or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, and will be applied to redemptions of shares by shareholders who hold both Class C shares and shares of one or more other classes subject to a contingent deferred sales charge as described above under "--Class B Shares."

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares.


               REDEMPTION AND REPURCHASE OF SHARES

         The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Share--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Funds will redeem the shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after a Fund's receipt of such tender for redemption. If a shareholder has any questions regarding what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of a Fund.

         Payment of the redemption price may be made in cash.
The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A shares, Class B shares and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer, once in any 30 day period(except for certain omnibus accounts) of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Fund shares for which no share certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Neither the Funds nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that a Fund reasonably believes to be genuine. Alliance Fund Services, Inc. will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If Alliance Fund Services, Inc. did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

         To redeem shares of the Funds represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Repurchase

         The Funds may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary, selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of a Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Funds nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Funds are offered through a financial intermediary, selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Funds as described above is a voluntary service of the Funds and the Funds may suspend or terminate this practice at any time.

General

         The Funds reserve the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Funds recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

                      SHAREHOLDER SERVICES

         The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of
Shares--Shareholder Services."    The shareholder services set
forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Funds through an automatic investment program utilizing "pre-authorized check" drafts drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. Drafts may be made in paper form or, if the investor's bank is a member of the NACHA, in electronic form. If made in paper form, the draft is normally made on the 20th day of each month, or the next business day thereafter. If made in electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Funds for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). In addition, present Directors or Trustees of any Alliance Mutual Fund may exchange Class A shares of any Alliance Mutual Fund for Advisor Class shares of any other Alliance Mutual Fund, including the Fund. If you make an exchange for shares of AFD Exchange Reserves, you may exchange the shares of AFD Exchange Reserves received in return only for shares of the Fund. Exchanges of shares are made at the net asset value next determined after receipt of a properly completed exchange request and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc. receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange at (800) 221-5672 before

4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day.

         Neither the Alliance Mutual Funds nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine.
Alliance Fund Services, Inc. will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If Alliance Fund Services, Inc. did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Funds may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Funds have available forms of such plans pursuant to which investments can be made in a Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "Literature" telephone number on the cover of this Statement of Additional Information, or write to:

              Alliance Fund Services, Inc.
              Retirement Plans
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by a Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan investing through the Alliance Premier Retirement Program reaches $5 million on or before December 15 in any year, all Class B shares or Class C shares of the Fund held by such plan can be exchanged, without any sales charge, for Class A shares of such Fund shortly before the end of the calendar year in which the $5 million level is attained. The Fund waives any contingent deferred sales charge applicable to redemptions of Class B shares by qualified plans investing through the Alliance Premier Retirement Program.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United

States, which serves as custodian or trustee under the retirement plan prototype forms available from the Funds, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with a Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account(s) with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of a Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Fund automatically reinvested in additional shares of that Fund.

         Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the relevant Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Fund's involuntary redemption provisions. See "How to Sell Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Trust's independent auditors, Price Waterhouse LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

                         NET ASSET VALUE

         The net asset value of a share of each class is the quotient obtained by dividing the value, as of such closing, of the net assets of the Fund allocable to that class (i.e., the value of the assets of the Fund allocated to that class less the liabilities of the Fund allocated to that class, including expenses payable or accrued) by the total number of shares of such class then outstanding at such closing.

         For purposes of this computation, readily marketable portfolio securities, including open short positions, listed on the Exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, then the security is valued at the mean of the closing bid and asked prices on such day. If no bid and asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect its fair market value. Securities not listed on the Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automatic Quotations, Inc. ("NASDAQ") National List ("List") are valued in like manner.

         Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Securities traded only in the over-the-counter market, excluding those admitted to trading on the List, are valued at the mean of the current bid and asked prices therefor as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Trustees of the Trust deems appropriate to reflect the fair market value thereof. Call options written or purchased by a Fund are valued at the last sale price and put options purchased by a Fund are valued at the last sale price. Readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees of the Trust determines that this method does not represent fair value). All other assets, including restricted securities of a Fund, are valued in such manner as the Board of Trustees of the Trust in good faith deems appropriate to reflect their fair market value.

         The Trustees may suspend the determination of a Fund's net asset value (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         The assets belonging to the Class A shares, the Class B shares, the Class C shares and Advisor Class shares will be invested together in a single portfolio.

               DIVIDENDS, DISTRIBUTIONS AND TAXES

         Each Fund intends to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code for each taxable year. In order to qualify as a regulated investment company, each Fund must, among other things,
(1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies,
(2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies held for less than three months), and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and limit the range of the Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Fund distributes during its taxable year at least (a) 90% of its taxable net investment income (generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term loss), and (b) 90% of the excess of (i) its tax-exempt interest income less (ii) certain deductions attributable to that income. Each Fund intends to make sufficient distributions to shareholders to meet this requirement. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relates solely to Federal income taxes on dividends and distributions by a Fund and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

         Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to shareholders as ordinary income. The dividends-received deduction for corporations should also be applicable to a Fund's dividends of net investment income. The amount of such dividends and distributions eligible for the dividends-received deduction is limited to the amount of dividends from domestic corporations received by a Fund during the fiscal year. Furthermore, provisions of the tax law disallow the dividends-received deduction to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

         The excess of net long-term capital gains over the net short-term capital losses realized and distributed by a Fund to its shareholders as capital gains distributions will not be taxable to the Fund but will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his Fund shares. Capital gains distributions are not eligible for the dividends-received deduction referred to above. Any dividend or distribution received by a shareholder on shares of the Fund shortly after the purchase of such shares by him or her will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. A loss on the sale of shares held for less than six months will be treated as a long-term capital loss for Federal income tax purposes to the extent of any capital gain distribution made with respect to such shares.

         Dividends and distributions are taxable in the manner described above regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

         For Federal income tax purposes, when equity call options which a Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by a Fund is exercised, the selling price or purchase price of stock is increased by the amount of the premium, and the gain or loss on the sale of stock becomes long-term or short-term depending on the holding period of the stock. There may be short-term gains or losses associated with closing purchase transactions.

         Each Fund is required to withhold and remit to the U.S. Treasury 31% of all dividend income paid to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he or she is not subject to such withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.

         The foregoing discussion relates only to U.S. Federal income tax law as it affects U.S. shareholders. The effects of Federal income tax law on non-U.S. shareholders may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from a Fund.

                       GENERAL INFORMATION

Description of the Trust

         The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having five separate portfolios, each of which is represented by a separate series of shares. In addition to the Funds, the other portfolios of the Trust are the Alliance Short-Term U.S. Government Fund, the Alliance Growth Fund and the Alliance Strategic Balanced Fund.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

         The assets received by the Trust for the issue or sale of the Class A, Class B, Class C shares and Advisor Class of each Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of each Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each Fund and each class of shares thereof, certain expenses may be legally chargeable against the assets of all Funds or a particular class of shares thereof.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

Capitalization

         Except as noted below under "Shareholder and Trustee
Liability," all shares of the Funds when duly issued will be fully paid and non-assessable.

         Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of any class of the Funds' outstanding shares at August 15, 1996:

Names and Addresses                            % of Class

              Conservative Investors Fund - Class C

Alliance Plan Div/FTC
C/F Jack S. Hoffman IRA
Rollover Account..........................         5.52%
224 Windsor Drive
Mineral Wells, WV 26250-9623

Merrill Lynch
Mutual Fund Operations
4800 Deer Lake Dr. East 3rd Floor
Jacksonville, FL  32246-6486.............          9.55%

                 Growth Investors Fund - Class A

Trust for Profit Sharing Plan
for Employees of ACMC L.P. ................         8.05%
1345 Avenue of the Americas
New York, NY  10105-0302

                 Growth Investors Fund - Class C

Merrill Lynch
Mutual Fund Operations
4800 Deer Lake Dr. East 3rd Floor
Jacksonville, FL  32246-6486...............         7.38%


Voting Rights

         As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Fund and on other matters submitted to the vote of shareholders.

         The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

         The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this Statement of Additional Information mean the lesser of (i) 67% or more of the shares of the applicable Fund or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of such Fund or such class are represented or
(ii) more than 50% of the outstanding shares of such Fund or such class.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Funds' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

         Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name,
(ii) to establish, change or eliminate the par value of shares or
(iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability

         Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Counsel

         Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Ropes &
Gray, One International Place, Boston, Massachusetts 02110.

Independent Accountants

         The financial statements of the Conservative Investors Fund and Growth Investors Fund for the fiscal year ended
April 30, 1996, which are included in this Statement of Additional Information, have been audited by Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, the Trust's independent auditors for such period, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

Total Return Quotations

         From time to time, a Fund may advertise its "total return." Total return is computed separately for Class A, Class B, Class C shares and Advisor Class shares. Such advertisements disclose a Fund's average annual compounded total return for recent one-, five-and ten-year periods (or the life of a Fund or class, if shorter). Total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over such period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         The average annual compounded total return for Class A shares of the Conservative Investors and Growth Investors Funds was 7.90% and 18.57%, respectively, for the one-year period ended April 30, 1996. The average annual compounded total return for Class A shares of the Conservative Investors and Growth Investors Funds was 6.22% and 11.10%, respectively, for the period May 4, 1992 (commencement of distribution of Class A shares) through April 30, 1996. The average annual compounded total return for Class B shares of the Conservative Investors and Growth Investors Funds was 7.95% and 19.06%, respectively, for the one year period ended April 30, 1996. The average annual compounded total return for Class B shares of the Conservative Investors and Growth Investors Funds was 6.42% and 11.31%, respectively, for the period May 4, 1992 (commencement of distribution of Class B shares) through April 30, 1996. The average annual compounded total return for Class C shares of the Conservative Investors and Growth Investors Funds was 11.84% and 23.04% respectively, for the one-year period ended April 30, 1996. The average annual compounded total return for Class C shares of the Conservative Investors and Growth Investors Funds was 4.50% and 9.62%, respectively, for the period August 2, 1992 (commencement of distribution of Class C shares) through April 30, 1996.

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings of a Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the historical performance of such Fund, may also from time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of such Fund.

Additional Information

         This Statement of Additional Information does not contain all the information set forth in the Registration
Statement filed by the Trust with the SEC under the Securities
Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1996                                   ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-73.2%
UNITED STATES INVESTMENTS-58.7%
CONSUMER NONCYCLICALS-17.0%
ADVERTISING-0.2%
Ha Lo Ind., Inc.*                                 3,500       $  119,000
Outdoor Systems, Inc.                             2,300           52,900
                                                              -----------
                                                                 171,900

APPAREL & TEXTILES-0.3%
Gucci Group N.V.*                                 2,400          130,500
Nautica Enterprises, Inc.*                        1,600           74,400
Tommy Hilfiger Corp.*                             1,900           86,450
                                                              -----------
                                                                 291,350

BEVERAGES-0.9%
PepsiCo., Inc.                                   10,600          673,100
Whitman Corp.                                     6,600          166,650
                                                              -----------
                                                                 839,750

BIOTECHNOLOGY-1.9%
Amgen, Inc.*                                     17,500        1,006,250
Centocor, Inc.*                                  17,000          680,000
GelTex Pharmaceuticals, Inc.*                     2,700           63,450
Liposome Co., Inc.*                               2,600           63,700
Medimmune, Inc.*                                  3,800           62,700
                                                              -----------
                                                               1,876,100

BROADCASTING-2.6%
American Radio Systems Corp. Cl.A*                2,200           74,250
Cablevision Systems Corp. Cl.A*                  11,000          548,625
Heritage Media Corp. Cl.A*                        2,300           88,262
Infinity Broadcasting Corp.*                      3,150           91,350
TCI Group Series A*                              46,000          879,750
Tele-Communications, Inc.-Liberty Media Cl.A*    15,050          411,994
Valuevision International, Inc. Cl.A*             8,800           69,300
Viacom, Inc. Cl.B*                                7,836          321,276
                                                              -----------
                                                               2,484,807

COSMETICS-0.6%
Gillette Co.                                     10,000          540,000
Estee Lauder Cos., Inc. Cl.A                      2,300           84,238
                                                              -----------
                                                                 624,238

DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES-6.7%
Advanced Tissue Sciences, Inc.*                   4,100           70,213
Amsco International, Inc.*                       15,000          217,500
Baxter International, Inc.                        7,000          309,750
Columbia/HCA Healthcare Corp.                    10,000          531,250
Community Health Systems, Inc.*                   1,800           78,075
Coventry Corp.*                                   5,900          114,312
Healthsource, Inc.*                              20,000          682,500
Heartport, Inc.*                                    800           28,600
Merck & Co., Inc.                                15,000          907,500
Ornda HealthCorp*                                 5,500          151,250
Pfizer, Inc.                                     16,500        1,136,437
Respironics, Inc.*                                3,600           78,694
RoTech Medical Corp.*                             2,000           83,000
Summit Technology, Inc.*                         11,750          210,031
U.S. Healthcare, Inc.                             5,000          260,625
United Healthcare Corp.                          12,000          702,000
Value Health, Inc.*                              15,000          436,875
Warner-Lambert Co.                                4,000          447,000
                                                              -----------
                                                               6,445,612

ENTERTAINMENT & LEISURE-0.7%
Walt Disney Co.                                  10,270          636,740

FOOD PROCESSING-0.3%
Nabisco Holdings Corp. Cl.A                       9,650          295,531

HOUSEHOLD PRODUCTS-0.7%
Colgate-Palmolive Co.                             8,330          638,286


9



PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
PRINTING & PUBLISHING-0.1%
Applied Graphics Technologies*                    5,100      $    68,213

TOBACCO-2.0%
Philip Morris Cos., Inc.                         22,000        1,982,750
                                                              -----------
                                                              16,355,277


TECHNOLOGY-14.8%
ADVERTISING-0.1%
Clear Channel Communications*                     1,400           94,850

AEROSPACE & DEFENSE-0.5%
Boeing Co.                                        6,500          533,813

COMMUNICATIONS EQUIPMENT-0.9%
Andrew Corp.*                                     1,700           81,600
Cable Design Technologies Corp.*                    700           23,100
DSC Communications Corp.*                        13,000          409,500
Motorola, Inc.                                    6,000          367,500
                                                              -----------
                                                                 881,700

COMPUTER HARDWARE-1.4%
BMC Industries, Inc.                              4,700          125,725
Ceridian Corp.*                                  10,000          477,500
Cognex Corp.*                                       500           13,375
Digital Equipment Corp.*                          3,000          179,250
Hewlett-Packard Co.                               3,500          370,562
Optical Data Systems, Inc.*                       2,900           79,387
Xircom, Inc.*                                     4,700           75,788
                                                              -----------
                                                               1,321,587

COMPUTER NETWORKING SOFTWARE-1.1%
3Com Corp.*                                      18,000          830,250
Bay Networks, Inc.*                               8,000          252,000
                                                              -----------
                                                               1,082,250

COMPUTER PERIPHERALS-0.8%
Exabyte Corp.*                                    4,600           80,500
Seagate Technology, Inc.*                        10,000          580,000
Western Digital Corp.*                            2,900           68,150
                                                              -----------
                                                                 728,650

COMPUTER SERVICES-1.9%
First Data Corp.                                 15,000        1,140,000
General Motors Corp. Cl.E                        13,000          732,875
                                                              -----------
                                                               1,872,875

COMPUTER SOFTWARE-3.3%
Cadence Design Systems, Inc.*                     1,700           88,825
cisco Systems, Inc.*                             14,000          726,250
Hyperion Software Corp.*                          4,900           61,250
Informix Corp.*                                  33,000          870,375
Metatools, Inc.*                                    300            8,400
Microsoft Corp.*                                    200           22,675
Oracle Systems Corp.*                            21,450          723,937
Planning Sciences International Plc. (ADR)*         100            2,413
SCB Computer Technology, Inc.*                    2,900           76,850
Sterling Software, Inc.*                          6,300          489,825
Triple P.N.V.*                                    5,900           50,150
Wonderware Corp.*                                 2,600           58,500
                                                              -----------
                                                               3,179,450

ELECTRICAL EQUIPMENT-0.6%
General Electric Co.                              7,000          542,500
Kemet Corp.*                                      2,400           57,300
                                                              -----------
                                                                 599,800

SEMI-CONDUCTOR COMPONENTS-1.4%
Altera Corp.*                                    12,500          659,375
Atmel Corp.*                                     16,000          640,000
Teradyne, Inc.*                                   1,000           20,500
                                                              -----------
                                                               1,319,875


10



                                                 ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
SEMI-CONDUCTORS & RELATED-0.5%
Intel Corp.                                       7,000      $   474,250

TELECOMMUNICATIONS-1.5%
Air-Touch Communications, Inc.*                  11,000          343,750
Cellular Communications, Inc.*                    1,000           52,437
CommNet Cellular, Inc.*                           2,500           82,500
Cox Communications, Inc. Cl.A*                    7,500          153,750
Digi International Inc.*                         10,000          282,500
Intelcom Group, Inc.*                             5,200          104,650
Millicom International Cellular, S.A.*            1,500           70,875
Mobilemedia Corp. Cl.A*                           8,400          168,000
Telephone & Data Systems, Inc.                    3,900          181,350
                                                              -----------
                                                               1,439,812

TELEPHONE UTILITY-0.7%
MCI Communications Corp.                         20,000          588,750
U.S. Cellular Corp.*                              2,300           76,188
                                                              -----------
                                                                 664,938

MISCELLANEOUS-0.1%
ADT, Ltd.*                                        4,400           74,800
                                                              -----------
                                                              14,268,650


CREDIT SENSITIVE-10.7%
BANKS-1.6%
Chase Manhattan Corp.                             8,000          551,000
First Union Corp.                                15,000          922,500
                                                              -----------
                                                               1,473,500

BROKERAGE & MONEY MANAGEMENT-0.5%
Merrill Lynch & Co., Inc.                         7,000          422,625

FINANCIAL SERVICES-0.2%
Money Store, Inc.                                 1,900           47,975
RAC Financial Group, Inc.*                        3,300          101,888
Union Acceptance Corp. Cl.A*                      4,900           75,950
                                                              -----------
                                                                 225,813

INSURANCE-7.3%
20th Century Industries, Inc.*                    3,500           54,687
Aetna Life & Casualty Co.                        25,000        1,781,250
American International Group, Inc.               10,000          913,750
Compdent Corp.*                                   2,300          101,775
General Reinsurances Corp.                        5,000          714,375
MGIC Investment Corp.                            15,000          813,750
NAC Re Corp.                                     16,100          527,275
Penncorp Financial Group, Inc.                    2,600           79,625
PMI Group, Inc.                                   5,000          212,500
Riscorp, Inc.*                                    4,000           94,500
TIG Holdings, Inc.                               17,000          516,375
Travelers Group, Inc.                            20,000        1,230,000
                                                              -----------
                                                               7,039,862

REAL ESTATE-0.2%
JP Realty, Inc.                                   2,800           55,650
The Macerich Co.                                  2,600           50,375
Summit Properties, Inc.                           2,600           49,725
                                                              -----------
                                                                 155,750

MISCELLANEOUS-0.9%
MBNA Corp.                                       30,000          851,250
                                                              -----------
                                                              10,168,800


CONSUMER CYCLICALS-4.7%
AIRLINES-1.2%
America West Airlines, Inc. Cl.B*                 3,300           69,300
Delta Airlines, Inc.                              5,000          401,875
Mesa Airlines, Inc.*                              7,000           85,750
Northwest Airlines Corp. Cl.A*                   14,000          637,000
                                                              -----------
                                                               1,193,925


11



PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
AUTO & RELATED-0.3%
Magna International, Inc.                         6,290      $   291,699

AUTO & TRUCKS-0.2%
Allen Group, Inc.                                 3,600           89,100
Xtra Corp.                                        1,800           81,900
                                                              -----------
                                                                 171,000

PROFESSIONAL SERVICES-0.1%
Equity Corp. International*                       2,500           71,563

RAILROAD TRANSPORTATION-0.2%
Hub Group, Inc. Cl.A*                             3,000           69,750
Wisconsin Central Transportation Corp.*           1,100           92,950
                                                              -----------
                                                                 162,700

RESTAURANTS & LODGING-1.8%
ITT Corp.*                                       13,900          846,162
La Quinta Inns, Inc.                              4,900          143,325
Manhattan Bagel, Inc.*                            2,500           70,000
McDonald's Corp.                                 13,640          653,015
Red Lion Hotels, Inc.*                            3,500           77,000
                                                              -----------
                                                               1,789,502

RETAIL-GENERAL-0.8%
Consolidated Stores Corp.*                        2,000           72,000
Federated Department
Stores, Inc.*                                     5,500          183,562
Lowe's Cos., Inc.                                11,400          369,075
Nine West Group, Inc.*                            2,700          115,763
Williams Sonoma, Inc.*                            1,500           37,500
                                                              -----------
                                                                 777,900

RETAIL-TOYS-0.1%
Hasbro, Inc.                                      2,400           88,200
                                                              -----------
                                                               4,546,489


BASIC INDUSTRIES-3.8%
APPLIANCES-0.1%
Black & Decker Corp.                              2,500          100,625

ENERGY-0.1%
Republic Industries Inc.*                         2,000           65,500

ENVIRONMENTAL CONTROL-0.8%
Continental Waste Industries Inc.*                5,000           60,000
United Waste Systems, Inc.*                       1,200           66,000
USA Waste Services, Inc.*                        10,000          260,000
WMX Technologies, Inc                            12,500          434,375
                                                              -----------
                                                                 820,375

MACHINERY-1.3%
Allied-Signal, Inc.                              12,000          697,500
Coltec Industries, Inc.*                         30,000          390,000
Comverse Technology, Inc.*                        2,600           60,775
Pentair, Inc.                                     2,600           70,850
                                                              -----------
                                                               1,219,125

MINING & METALS-1.4%
Aluminum Co. of America                           6,000          374,250
Century Aluminum Co.*                             5,600           82,600
Kaiser Aluminum Corp.*                            4,700           62,862
Ucar International, Inc.*                        20,400          836,400
                                                              -----------
                                                               1,356,112

MISCELLANEOUS-0.1%
Oxford Resources Corp. Cl.A*                      2,400           70,800
                                                              -----------
                                                               3,632,537

BASIC MATERIALS-3.6%
BUILDING & RELATED-0.2%
American Standard Cos., Inc*                      6,300          177,975

CHEMICALS-2.8%
Cytec Industries, Inc.*                           1,100           91,163
Freeport McMoran, Inc.                            9,200          335,800
Hercules, Inc.                                    6,600          399,300
IMC Global, Inc.                                  5,000          184,375
Monsanto Co.                                      8,500        1,287,750
Olin Corp.                                        4,500          398,250
                                                              -----------
                                                               2,696,638


12



                                                 ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
CONTAINERS & PACKAGING-0.4%
Crown Cork & Seal Co., Inc.                       8,000      $   377,000
ENGINEERING & CONSTRUCTION-0.2%
Martin Marietta Materials, Inc.                  10,600          242,475
                                                              -----------
                                                               3,494,088


ENERGY-2.8%
GAS EXPLORATIONS-0.0%
Sonat Offshore Drilling, Inc.                     1,400           76,825

OIL & GAS SERVICES-2.8%
BJ Services Co.*                                  2,100           80,588
Diamond Shamrock, Inc.                            2,000           67,750
Exxon Corp.                                      13,900        1,181,500
Global Marine, Inc.*                              6,200           70,525
Louisiana Land & Exploration Co.                  9,100          492,537
Mobil Corp.                                       5,800          667,000
Rowan Companies, Inc.*                            4,200           61,950
Schlumberger, Ltd.                                  700           61,775
Yukong, Ltd. (GDR)                                   60              647
                                                              -----------
                                                               2,684,272
                                                              -----------
                                                               2,761,097


INVESTMENTCOMPANIES-0.9%
MUTUAL FUND-0.9%
India Fund, Inc.                                 30,000          333,750
Morgan Stanley Asia Pacific Fund                 40,000          480,000
  rights, expiring 5/08/96*                      40,000           27,500
                                                              -----------
                                                                 841,250


DIVERSIFIED-0.3%
AccuStaff, Inc*                                   2,200           65,450
Petco Animal Supplies, Inc.                       2,100           60,375
                                                              -----------
                                                                 125,825


FINANCIAL SERVICES-0.1%
MISCELLANEOUS-0.1%
Romac International, Inc.*                        1,700           62,475
Total United States Investments
  (cost $50,159,172)                                          56,256,488


FOREIGN INVESTMENTS-14.5%
AUSTRALIA-0.0%
National Australia Bank, Ltd.                     6,000           53,826
  Banks

AUSTRIA-0.0%
Austria Mikro Systeme International AG              170           20,672
  Semi-Conductor Components

BELGIUM-0.0%
Kredietbank, N.V.                                   150           42,884
  Banks

DENMARK-0.1%
Den Danske Bank                                   1,500           97,848
  Banks

FINLAND-0.8%
Merita 'A'                                       20,000           42,979
  Banks
Nokia AB OY Corp. pfd.                            1,900           67,880
  Communication Equipment
Nokia Corp. (ADR)                                17,500          636,562
  Communication Equipment
Orion-Yhtmae OY Cl. B                             2,080           57,162
  Drugs
                                                              -----------
                                                                 804,583

FRANCE-1.4%
Banque National de Paris                          2,400          100,226
  Banks
Bouygues                                            800           81,277
  Homebuilders
Cep Communications                                  300           27,222
  Printing & Publishing
Danone                                              800          120,910
  Food
Generale des Eaux                                   800           87,005
  Diversified
GTM Entrepose, S.A.                                 840           54,131
  Homebuilders
Klepierre                                           200           23,299
  Real Estate


13



PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
Lafarge, S.A.                                       900      $    57,649
  Building & Construction
Legris Ind, S.A.                                  1,200           59,448
  Capital Goods-Misc.
Pechiney, S.A. Cl.A                                 800           37,697
  Metals & Mining
Peugeot PSA Peugeot Citroen                         740          103,392
  Auto & Related
Promodes                                            110           31,611
  Apparel
Salomon, S.A.                                        70           48,766
  Entertainment & Leisure
SIMCO                                               270           25,811
  Real Estate
Societe Francaise d'Invetissements
  Immobiliers et de Gestion                         500           34,272
  Real Estate
Societe Nacionale Elf Aquitaine                   1,100           81,806
  International Energy
Societe Des Immeubles                               560           38,450
  Miscellaneous
Societe Television Francaise                        500           54,185
  Printing, Publishing & Broadcasting
Total, S.A. Cl.B                                  2,000          135,733
  Energy
Union du Credit - Bail Immobilier                   600           58,636
  Real Estate
Union Immobilier France                             470           41,111
  Real Estate
Usinor Sacilor                                    2,700           41,774
  Mining & Metals
                                                              -----------
                                                               1,344,411

GERMANY-0.8%
Bayer A.G.                                          420          135,254
  Chemicals
Deutsche Bank A.G.                                1,900           91,059
  Banks
Henkel KGaA, pfd.                                   260           99,693
  Financial
Hornbach Holding A.G. pfd.                          750           48,011
  Building & Related
KL Schanz Beck                                      150           22,830
  Engineering & Construction
KSB A.G. - Vorzug, Pfd.                             300           34,195
  Machinery
Deutsche Lufthansa A.G.                             400           63,440
  Airlines
Schmalbach Lubeca A.G.                              400           70,808
  Containers & Packaging
Suedzucker A.G.                                     150           70,841
  Household Products
Veba A.G.                                         2,800          139,186
  Utility/Electric
                                                              -----------
                                                                 775,317

HONG KONG-0.1%
Hong Kong & China Gas Co., Ltd. (b)              24,000           39,403
  Electric & Gas Utility
Hutchison Whampoa, Ltd.                           4,000           24,821
  Conglomerates
Paul Y-ITC Construction Holdings, Inc.
  warrants expiring 3/31/97*                      5,000              103
  warrants expiring 3/31/98*                      5,000              120
  Diversified
Swire Pacific, Ltd. Cl.A                          6,000           51,192
  Conglomerates
                                                              -----------
                                                                 115,639

IRELAND-0.1%
Irish Life Plc.                                  18,900           73,564
  Insurance
Saville Systems Ireland Plc. (ADR)*               1,500           40,875
  Computer Software
                                                              -----------
                                                                 114,439


14



                                                 ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
ITALY-0.3%
Ente Nazionale Idrocarburi                       17,000      $    73,463
  Oil Services
Industrie Natuzzi S.p.A. (ADS)                    1,300           67,600
  Household Products
La Rinascente S.p.A.                             11,000           76,127
  Retail
Telecom Italia S.p.A.                            40,000           81,562
  Telephone Utility
                                                              -----------
                                                                 298,752

JAPAN-6.8%
Amano Corp.                                       6,000           85,464
  Diversified
Asahi Glass Co.                                  10,000          121,409
  Building Materials
Bank of Tokyo, Ltd.                               7,000          161,943
  Banks
Canon, Inc.                                       5,000           99,422
  Office Equipment
Chiba Bank, Ltd.                                  4,000           36,136
  Banks
Chodai Co., Ltd.                                  1,000           36,805
  Building & Construction
Dai Nippon Printing Co., Ltd.                     4,000           75,331
  Printing & Publishing
Daifuku Co., Ltd.                                 4,000           63,094
  Industrial Machinery
Daito Trust Construction Co., Ltd.                5,000           74,088
  Construction
Daiwa Securities Co., Ltd.                        2,000           30,782
  Brokerage & Money Management
DDI Corp.                                            22          189,073
  Telecommunications
East Japan Railway Co.                               18           96,190
  Railroad Transportation
Eisai Co., Ltd.                                   3,000           59,366
  Drugs, Hospital Supplies & Medical Services
Fuji Photo Film Co.                               6,000          186,989
  Photo & Optical
Furukawa Co., Ltd.                                6,000           32,121
  Electric & Gas Utility
Hirose Electric Co.                               2,000          123,512
  Miscellaneous
Hokkaido Takushoku Bank Ltd.                      9,000           26,069
  Banks
Honda Motor Co.                                   3,000           68,544
  Auto & Related
House Foods Industry                              2,000           40,151
  Financial
Hoya Corp.                                        4,000          141,485
  Miscellaneous Technology
Ishikawajima-Harima Heavy, Ind.                   6,000           29,826
  Aerospace
Ito - Yokado Co., Ltd.                            1,000           58,984
  Retail-General
Japan Securities Finance                          6,000           95,215
  Brokerage & Money Management
Kamigumi Co., Ltd.                                4,000           41,298
  Engineering & Construction
Kandenko Co., Ltd.                                4,000           54,682
  Homebuilders
Kao Corp.                                         7,000           93,686
  Household Products
Kirin Brewery Co., Ltd.                           4,000           52,005
  Beverages
Kokuyo                                            1,000           27,723
  Miscellaneous
Kuraray Co., Ltd.                                 7,000           80,971
  Textile Products


15



PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
Long-Term Credit Bank of Japan                    3,000      $    26,012
  Banks
Mabuchi Motor Co.                                 1,000           61,565
  Miscellaneous
Maeda Road Construction Corp.                     2,000           36,710
  Engineering & Construction
Matsushita Electric Works                         5,000           56,881
  Building & Related
Matsushita Electric Industrial Co., Ltd.          8,000          141,485
  Appliances
Mitsubishi Heavy Industries, Ltd.                 8,000           71,431
  Industrial Machinery
Mitsubishi Materials Corp.                        5,000           30,113
  Mining & Metals
Mitsubishi Oil Co.                                7,000           63,037
  Oil & Gas Services
Mitsui Marine & Fire Insurance Co.                7,000           59,357
  Insurance
Mitsui Trust and Banking Co., Ltd.               16,000          192,725
  Banks
Mori Seiki Co.                                    1,000           22,848
  Industrial Machinery
National House Industrial Co.                     2,000           35,371
  Building & Construction
New Oji Paper Co., Ltd.                           1,000            9,244
  Paper
NGK Insulators                                    3,000           34,128
  Engineering & Construction
Nikko Securities Co., Ltd.                        5,000           63,572
  Brokerage & Money Management
Nintendo Corp., Ltd.                              1,000           77,243
  Retail - Toys
Nippon Express Co., Ltd.                          6,000          $62,521
  Trucking
Nippon Light Metal Co.                            6,000           39,004
  Mining & Metals
Nippon Paper Industries Co.                       5,000           36,614
  Paper
Nippon Steel Co.                                 14,000           50,590
  Mining & Metals
Nissen Co.                                          100            1,740
  Retail
Nisshin Steel Co., Ltd.                          29,000          128,082
  Mining & Metals
NKK Corp.                                        20,000           62,712
  Mining & Metals
Nomura Securities Co., Ltd.                       6,000          130,778
  Investment Companies
NTT Data Communications Systems                       3          104,966
  Communications Equipment
Osaka Gas Co.                                    15,000           60,083
  Gas & Pipeline Utilities
Rohm Co.                                          5,000          318,340
  Communications Equipment
Sakura Bank                                      22,000          258,687
  Banks
Sankyo Co.                                        1,000           24,282
  Drugs, Hospital Supplies & Medical Services
Seven-Eleven Japan Co., Ltd.                      4,000          283,352
  Retail-General
Shimano, Inc.                                     3,000           61,087
  Miscellaneous
Shimizu Corp.                                     5,000           57,359
  Homebuilders
Shiseido Co., Ltd.                                5,000           63,094
  Cosmetics
Sony Music Entertainment Japan                      700           37,943
  Entertainment & Leisure


16



                                                 ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
Sumitomo Electric Industries                      4,000      $    57,359
  Electrical Equipment
Sumitomo Marine & Fire                            6,000           57,129
  Insurance Co.
Sumitomo Realty and Development Co., Ltd.         8,000           64,395
  Real Estate
Sumitomo Rubber Industries                        2,000           18,183
  Auto & Related
Taisho Pharmaceutical Co.                         3,000           65,676
  Drugs, Hospital Supplies & Medical Services
Takeda Chemical Industries                        2,000           34,606
  Drugs
Toagosei Co., Ltd.                                3,000           16,777
  Chemicals
Tokai Bank                                        7,000           89,671
  Banks
Tokyo Electric Power Co.                          6,000          163,472
  Electric Utilities
Tokyo Gas Co., Ltd.                              28,000          110,014
  Gas & Pipeline Utilities
Tokyo Marine and Fire Insurance Co., Ltd.        14,000          192,725
  Insurance
Tokyo Steel Mfg.                                  6,000          121,027
  Metals & Mining
Tostem Corp.                                      3,000           93,208
  Building & Related
Tokyo Kanetsu                                     5,000           27,437
  Machinery
Toyota Motor Corp.                                9,000          205,631
  Auto & Trucks
UBE Industries, Ltd.                              6,000           24,722
  Mining & Metals
Yakult Honsha Co.                                 3,000           44,166
  Food
Yamanouchi Pharmaceutical Co., Ltd.               3,000           71,125
  Drugs, Hospital Supplies & Medical Services
Yamazaki Baking Co., Ltd.                         3,000           61,374
  Food
                                                              -----------
                                                               6,564,017

MALAYSIA-0.2%
Kim Hin Industry Berhad warrents,
  expiring 5/30/98*                                 750              529
  Building & Construction
Malayan Bank Berhad                               5,000           48,731
  Banks
Resorts World Berhad                             10,000           60,562
  Entertainment & Leisure
Telekom Malaysia Berhad                           6,000           56,552
  Telephone Utility
                                                              -----------
                                                                 166,374

NETHERLANDS-0.5%
AKZO Nobel N.V.                                   1,010          117,298
  Chemicals
Fortis Amev N.V.                                  1,900          135,722
  Insurance
Internationale Nederlanden Groep N.V.             1,800          138,979
  Insurance
Koninklijke KNP BT N.V.                           2,100           50,125
  Paper & Forest Products
Koninklijke Nedlloyd Groep N.V.                   3,000           65,830
  Shipping
Opg Apoth Cooperative                               240            6,784
  Drugs
                                                              -----------
                                                                 514,738

NEW ZEALAND-0.1%
Telecom Corp. of New Zealand, Ltd.               13,000           55,190
  Telephone Utility


17



PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
NORWAY-0.2%
Bergesen D.Y. AS Cl.A.                            3,000      $    53,884
  Transportation
Christiana Bank OG Kreditkasse                   25,500           55,506
  Banks
First Olsen Tanker                               12,000           82,197
  Transportation
                                                              -----------
                                                                 191,587

SINGAPORE-0.1%
Overseas-Chinese Banking Corp., Ltd.              4,000           54,915
  Banks
Overseas Union Banking Corp., Ltd.                  400            3,102
  Banks
Singapore Press Holdings, Ltd.                    2,000           37,843
  Printing & Publishing
                                                              -----------
                                                                  95,860

SOUTH KOREA-0.0%
Yukong, Ltd. GDS                                     22              214
  Oil-International

SPAIN-0.3%
BCO Intercon                                        750           78,891
  Banks
Repsol, S.A.                                      2,100           77,017
  Energy
Tabacalera, S.A. Series A                         1,650           75,236
  Tobacco
Uralita, S.A.                                     2,200           21,619
  Building & Related
                                                              -----------
                                                                 252,763

SWEDEN-0.3%
AB Astra Series A                                 2,200           97,809
  Drugs, Hospital Supplies & Medical Services
Electrolux AB Series B                            1,200           60,517
  Appliances
Marieberg Tidings Series A                        3,000           70,337
  Printing & Publishing
Stora Kopparbergs Series B                        5,700           76,486
  Paper & Forest Products
                                                              -----------
                                                                 305,149

SWITZERLAND-0.6%
Baloise Holdings, Ltd.                               40           85,857
  Diversified
Ciba-Geigy A.G.                                     240          278,544
  Chemicals
Forbo Holdings A.G.                                 200           83,602
  Building & Related
Nestle, S.A.                                        125          139,034
  Food
                                                              -----------
                                                                 587,037

UNITED KINGDOM-2.1%
Anglian Water Plc.                               10,000           87,159
  Utilities
B.A.T. Industries Plc.                           20,000          151,137
  Tobacco
British Airways Plc.                              8,000           62,502
  Airlines
British Land Co. Plc.                            12,600           81,844
  Real Estate
British Telecommunications Plc.                  11,000           60,357
  Telecom Equipment
British Vita                                     13,100           40,623
  Chemicals
BTR Plc.                                         30,000          144,513
  Conglomerates
Enterprise Oil Plc.                              12,000           80,837
  Oil & Gas Services
General Electric Co. Plc.                        20,000          107,933
  Electrical Equipment


18



                                                 ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
Glaxo Holdings                                    5,000      $    60,628
  Drugs, Hospital Supplies & Medical Services
Grand Metropolitan Plc.                          19,000          124,989
  Food
Hazlewood Foods Plc.                             16,000           24,326
  Food
Hepworth Plc.                                    21,200           96,219
  Building Materials
Holliday Chemical Holdings Plc.                  12,000           25,109
  Chemicals
Lex Service Plc.                                  6,000           32,967
  Miscellaneous
Marley Plc.                                      25,000           54,945
  Homebuilders
McBride Plc.*                                    13,800           27,006
  Household Products
Mowlem (John) & Co. Plc.                         32,000           45,762
  Construction
National Power Plc.                               6,920           58,387
  Electric Utilities
Royal Bank of Scotland Group Plc.                 9,000           70,247
  Banks
Rugby Group Plc.                                 45,000           86,708
  Building & Related
Sainsbury (J.) Plc.                              18,300          100,825
  Retail-Food/Drug
Tate & Lyle Plc.                                 13,800          100,026
  Food Processing
The Peninsular & Oriental Steam Navigation Co.   10,000           78,730
  Transportation
Vodafone Group Plc.                              31,000          123,897
  Telecommunication Equipment



                                               SHARES OR
                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)          VALUE
-------------------------------------------------------------------------
Wimpey (George) Plc.                             53,200      $   115,321
  Homebuilders
                                                              -----------
                                                               2,042,997

Total Foreign Investments
  (cost $13,891,002)                                          14,444,297
Total Common Stocks & Other Investments
  (cost $64,050,174)                                          70,700,785


LONG-TERM DEBT SECURITIES-16.8%
CREDIT SENSITIVE-2.9%
Chase Manhattan Corp.
  6.25%, 1/15/06                                 $  500          463,265
Commercial Credit Group, Inc.
  6.125%, 12/01/05                                  500          461,869
General Instrument Corp.
  5.00%, 6/15/00                                    300          415,875
Prudential Insurance Co. of America
  8.10%, 7/15/15(a)                                 850          835,873
Time Warner Entertainment Co.
  8.375%, 3/15/23                                   650          635,173
                                                              -----------
                                                               2,812,055


MORTGAGE BACKED SECURITIES-4.6%
Federal National Mortgage Association
  6.50%, 6/01/11                                  2,100        2,033,703
  7.00%, 5/01/26                                  1,800        1,735,308
Government National Mortgage Association
  7.50%, 1/15/26                                    668          660,519
                                                              -----------
                                                               4,429,530


19



PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)          VALUE
-------------------------------------------------------------------------
U.S. TREASURY SECURITIES-9.3%
U.S. Treasury Bonds
  6.00%, 2/15/26                                 $1,405      $ 1,248,469
U.S. Treasury Notes
  6.50%, 8/15/05                                    545          537,506
  6.75%, 4/30/00                                  1,050        1,063,944
  7.25%, 2/15/98                                  6,000        6,120,960
                                                              -----------
                                                               8,970,879

Total Long-Term Debt Securities
  (cost $16,510,401)                                          16,212,464


SHORT-TERM DEBT SECURITIES-8.6%
Federal Home Loan Bank
  5.18%, 5/28/96                                  5,000        4,980,574
Federal Home Loan Mortgage Corp.
  5.30%, 5/01/96                                  3,300        3,300,000
Total Short-Term Debt Securities
  (amortized cost $8,280,575)                                  8,280,574


TOTAL INVESTMENTS -98.6%
  (cost $88,841,150)                                          95,193,823
Other assets less liabilities-1.4%                             1,307,843

NET ASSETS-100%                                              $96,501,666


*    Non-income producing security.

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1996, these securities amounted to $835,873 or 0.9% of net assets.

(b)  Warrants attached, expiring 9/30/97.

     Glossary of Terms:
     ADR - American Depository Receipt
     GDR - Global Depository Receipt

     See notes to financial statements.


20



PORTFOLIO OF INVESTMENTS
APRIL 30, 1996                             ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-31.5%
UNITED STATES INVESTMENTS-24.2%
CONSUMER NONCYCLICALS-7.3%
BEVERAGES-0.5%
PepsiCo, Inc.                                     3,200      $   203,200
Whitman Corp.                                     2,100           53,025
                                                              -----------
                                                                 256,225

BIOTECHNOLOGY-0.6%
Amgen, Inc.*                                      3,750          215,625
Centocor, Inc.*                                   2,000           80,000
                                                              -----------
                                                                 295,625

BROADCASTING-0.3%
Tele-Communications, Inc. Liberty Media Cl.A*     5,200          142,350

COSMETICS-0.3%
Gillette Co.                                      3,000          162,000

ENTERTAINMENT & LEISURE-0.4%
Walt Disney Co.                                   3,333          206,646

FOOD PROCESSING-0.2%
Nabisco Holdings Corp. Cl.A                       3,350          102,594

DRUGS, MEDICAL, HOSPITAL SUPPLIES & SERVICES-2.3%
Amsco International, Inc.*                        2,000           29,000
Baxter International, Inc.                        3,000          132,750
Columbia/HCA Healthcare Corp.                     2,500          132,813
Merck & Co., Inc.                                 4,000          242,000
Pfizer, Inc.                                      3,000          206,625
U.S. Healthcare, Inc.                             1,000           52,125
United Healthcare Corp.                           3,000          175,500
Value Health, Inc.*                               5,500          160,187
Warner-Lambert Co.                                  750           83,813
                                                              -----------
                                                               1,214,813

HOUSEHOLD PRODUCTS-0.4%
Colgate-Palmolive Co.                             2,610         $199,991

TIRE & RUBBER-1.0%
Goodyear Tire & Rubber Co.                       10,000          521,250

TOBACCO-1.3%
Loews Corp.                                       1,000           76,250
Philip Morris Cos., Inc.                          6,300          567,787
                                                                 644,037
                                                              -----------
                                                               3,745,531


TECHNOLOGY-6.4%
AEROSPACE & DEFENSE-0.2%
Boeing Co.                                        1,000           82,125

COMMUNICATIONS EQUIPMENT-0.7%
DSC Communications Corp.*                         3,900          122,850
Motorola, Inc.                                    1,825          111,781
Scientific-Atlanta, Inc.                          6,250          115,625
                                                              -----------
                                                                 350,256

COMPUTER HARDWARE-0.6%
Ceridian Corp.*                                   3,500          167,125
Digital Equipment Corp.*                            500           29,875
Hewlett-Packard Co.                               1,100          116,463
                                                              -----------
                                                                 313,463

COMPUTER NETWORKING SOFTWARE-1.0%
3Com Corp.*                                       5,500          253,687
Bay Networks, Inc.*                               1,500           47,250
cisco Systems, Inc.                               4,400          228,250
                                                              -----------
                                                                 529,187

COMPUTER PERIPHERALS-0.1%
Seagate Technology*                               1,250           72,500

COMPUTER SERVICES-0.8%
First Data Corp.                                  2,500          190,000
General Motors Corp. Cl.E                         3,500          197,313
                                                              -----------
                                                                 387,313


21



PORTFOLIO OF INVESTMENTS (CONTINUED)       ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMPUTER SOFTWARE-1.1%
Informix Corp.*                                  10,000      $   263,750
Microsoft Corp.*                                    100           11,338
Oracle Systems Corp.*                             6,450          217,687
Sterling Software, Inc.*                            650           50,537
                                                              -----------
                                                                 543,312

ELECTRICAL EQUIPMENT-0.4%
General Electric Co.                              3,000          232,500

SEMI-CONDUCTOR COMPONENTS-0.4%
Altera Corp.*                                     4,000          211,000

SEMI-CONDUCTORS & RELATED-0.3%
Intel Corp.                                       2,000          135,500

TELECOMMUNICATIONS-0.7%
Air-Touch Communications, Inc.*                   3,500          109,375
Mobilemedia Corp. Cl.A*                           2,500           50,000
TCI Group Series A*                               5,800          110,925
Telephone and Data Systems, Inc.                  2,000           93,000
                                                              -----------
                                                                 363,300

TELEPHONE UTILITY-0.1%
MCI Communications Corp.                          2,500           73,594
                                                              -----------
                                                               3,294,050


CREDIT SENSITIVE-3.4%
BANKS-0.9%
Chase Manhattan Corp.                             3,000          206,625
First Union Corp.                                 4,000          246,000
                                                              -----------
                                                                 452,625

BROKERAGE & MONEY MANAGEMENT-0.3%
Merrill Lynch & Co., Inc.                         2,600          156,975

INSURANCE-1.8%
Aetna Life & Casualty Co.                           750           53,438
General Reinsurance Corp.                         1,500          214,312
MGIC Investment Corp.                             1,500           81,375
PMI Group, Inc.                                   1,500           63,750
TIG Holdings, Inc.                                2,000           60,750
Transatlantic Holdings, Inc.                      1,000           65,500
Travelers Group, Inc.                             6,000          369,000
                                                              -----------
                                                                 908,125

MISCELLANEOUS-0.4%
MBNA Corp.                                        7,000          198,625
U.S. Industries, Inc.*                            1,500           31,500
                                                              -----------
                                                                 230,125
                                                              -----------
                                                               1,747,850


BASIC INDUSTRIES-3.0%
APPLIANCES-0.1%
Black & Decker Corp.                                800           32,200

BUILDING MATERIALS-0.0%
American Standard Cos., Inc*                        600           16,950

CHEMICALS-1.1%
Freeport McMoran, Inc.                            2,000           73,000
Hercules, Inc.                                      800           48,400
IMC Global, Inc.                                  1,000           36,875
Monsanto Co.                                      2,150          325,725
Olin Corp.                                          750           66,375
                                                              -----------
                                                                 550,375

CONTAINERS & PACKAGING-0.2%
Crown Cork & Seal Co., Inc.                       2,000           94,250
ENGINEERING & CONSTRUCTION-0.3%
Martin Marietta Materials, Inc.                   4,200           96,075
United Dominion Industries Ltd.                   2,500           60,000
                                                              -----------
                                                                 156,075


22



                                           ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
ENVIRONMENTAL CONTROL-0.5%
WMX Technologies, Inc.                            6,600      $   229,350

MACHINERY-0.5%
Allied-Signal, Inc.                               2,700          156,937
Coltec Industries, Inc.*                          4,000           52,000
Giddings & Lewis, Inc.                            3,400           63,113
                                                              -----------
                                                                 272,050

MINING & METALS-0.3%
Aluminum Co. of America                           2,350          146,581
                                                              -----------
                                                               1,497,831


CONSUMER CYCLICALS-2.1%
AIRLINES-0.2%
Delta Airlines, Inc                                 750           60,281
Northwest Airlines Corp. Cl.A*                    1,000           45,500
                                                              -----------
                                                                 105,781

AUTO & RELATED-0.2%
Magna International, Inc.                         2,230          103,416

PHOTO & OPTICAL-0.3%
Eastman Kodak Co.                                 1,950          149,175

RESTAURANTS & LODGING-0.7%
ITT Corp.*                                        2,600          158,275
McDonald's Corp.                                  4,300          205,863
                                                              -----------
                                                                 364,138

RETAIL-GENERAL-0.3%
Federated Department Stores, Inc.*                1,000           33,375
Fingerhut Cos., Inc.                              2,000           25,500
Lowes Cos., Inc.                                  2,800           90,650
                                                              -----------
                                                                 149,525

RETAIL-FOOD/DRUG-0.1%
Revco D.S. Inc.*                                  3,000           70,875

RETAIL-TOYS-0.0%
Hasbro, Inc.                                        500           18,375

TRANSPORTATION-0.1%
Xtra Corp.                                        1,300           59,150

MISCELLANEOUS-0.2%
First Brands Corp.                                3,000           79,500
                                                              -----------
                                                               1,099,935


BUSINESS SERVICES-0.4%
PRINTING, PUBLISHING & BROADCASTING-0.4%
Cablevision Systems Corp. Cl.A*                   2,000           99,750
Cox Communications, Inc. Cl.A*                    1,000           20,500
Viacom, Inc. Cl.B*                                2,562          105,042
                                                              -----------
                                                                 225,292


ENERGY-1.6%
OIL & GAS-1.4%
Atlantic Richfield Co.                            1,000          117,750
BJ Services Co.*                                    600           23,025
Exxon Corp.                                       4,300          365,500
Louisiana Land & Exploration Co.                  1,500           81,188
Mobil Corp.                                         900          103,500
Schlumberger, Ltd.                                  200           17,650
                                                              -----------
                                                                 708,613

UTILITY/ELECTRIC-0.2%
Houston Industries, Inc.                          5,800          123,975
                                                              -----------
                                                               1,057,880

Total United States Investments
  (cost $11,716,538)                                          12,443,077


FOREIGN INVESTMENTS-7.3%
AUSTRALIA-0.1%
National Australia Bank, Ltd.                     4,200           37,678
  Banks


23



PORTFOLIO OF INVESTMENTS (CONTINUED)       ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
FINLAND-0.2%
Nokia Corp. (ADR)                                 3,100      $   112,762
  Communications Equipment

FRANCE-0.7%
Bouygues                                            700           71,118
  Home Builders
Generale des Eaux                                 1,100          119,632
  Diversified
Societe Television Francaise                        700           75,859
  Printing, Publishing & Broadcasting
Total, S.A., Cl.B                                 1,600          108,586
  Energy
                                                              -----------
                                                                 375,195

GERMANY-0.7%
Bayer A.G.                                          400          128,813
  Chemicals
Deutsche Bank A.G.                                2,100          100,645
  Banks
Veba A.G.                                         2,400          119,302
  Utility/Electric
                                                              -----------
                                                                 348,760

HONG KONG-0.2%
Hong Kong & China Gas Co., Ltd. (a)              18,000           29,552
  Electric & Gas Utility
Hutchison Whampoa, Ltd.                           5,000           31,026
  Conglomerates
Swire Pacific, Ltd. Cl. A                         4,000           34,128
  Conglomerates
                                                              -----------
                                                                  94,706

JAPAN-2.9%
Canon, Inc.                                       6,000          119,306
  Office Equipment
Fuji Bank Ltd.                                    5,000          109,459
  Banks
Fuji Photo Film Co.                               4,000          124,660
  Photo & Optical
Hitachi, Ltd.                                     8,000           86,420
  Electrical Equipment
Honda Motor Co.                                   5,000          114,239
  Auto & Related
Ito-Yokado Co., Ltd.                              2,000          117,968
  Retailing-General
Kirin Brewery Co., Ltd.                           8,000          104,010
  Beverages
Matsushita Electric Industrial Co., Ltd.          6,000          106,114
  Appliances
Nomura Securities Co., Ltd.                       5,000          108,981
  Investment Companies
Sakura Bank                                       9,000          105,827
  Banks
Seven-Eleven Japan Co., Ltd.                      1,000           70,838
  Retail-General
Tokyo Electric Power Co.                          3,000           81,736
  Electric Utilities
Tokyo Marine and Fire Insurance Co., Ltd.         9,000          123,895
  Insurance
Toyota Motor Corp.                                5,000          114,239
  Auto & Trucks
                                                              -----------
                                                               1,487,692

MALAYSIA-0.2%
Resorts World Berhad                              8,000           48,450
  Entertainment & Leisure
Telekom Malaysia Berhad                           4,000           37,701
  Telephone Utility
                                                                  86,151


24



                                           ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
NETHERLANDS-0.4%
AKZO Nobel N.V.                                     600      $    69,682
  Chemicals
Internationale Nederlanden Groep N.V.             1,700          131,257
  Insurance
                                                              -----------
                                                                 200,939

NEW ZEALAND-0.1%
Telecom Corp. of New Zealand, Ltd.               10,400           44,152
  Telephone Utility
SINGAPORE-0.0%
Overseas-Chinese Banking Corp., Ltd.              2,000           27,458
  Banks

SOUTH KOREA-0.1%
Korea Mobile Telecom Corp.                        1,500           83,625
  Telephone Utility

SWITZERLAND-0.6%
Ciba-Geigy A.G.                                     100          116,060
  Chemicals
Nestle, S.A.                                        100          111,228
  Food
Sandoz A.G.                                          75           81,910
  Drugs
                                                              -----------
                                                                 309,198

UNITED KINGDOM-1.1%
B.A.T. Industries Plc.                           12,000           90,682
  Tobacco
British Telecommunications Plc.                  16,000           87,792
  Telecom Equipment
BTR Plc.                                         22,000          105,976
  Conglomerates
Glaxo Holdings                                    7,000           84,879
  Drugs Hospital Supplies & Medical Services
Grand Metropolitan Plc.                          16,000          105,254
  Food
Smithkline Beecham*                               8,152           86,514
  Drugs
                                                              -----------
                                                                 561,097

Total Foreign Investments
  (cost $3,595,168)                                            3,769,413
Total Common Stocks & Other Investments
  (cost $15,311,706)                                          16,212,490



                                               SHARES OR
                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)          VALUE
-------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES-62.2%
CREDIT SENSITIVE-13.6%
Chase Manhattan Corp.
  6.25%, 1/15/06                                 $1,200        1,111,836
Commercial Credit Group, Inc.
  6.125%, 12/01/05                                  900          831,363
Premier Auto Trust
  7.15%, 2/04/99                                  1,500        1,518,750
Prudential Insurance Co. of America
  8.10%, 7/15/15(b)                               1,450        1,425,901
St. George Bank, Ltd.
  7.15%, 10/15/05                                 1,000          971,840
Time Warner Entertainment Co.
  8.375%, 3/15/23                                 1,150        1,123,769
                                                              -----------
                                                               6,983,459

MORTGAGE BACKED SECURITIES-16.3%
Federal National Mortgage Association
  6.50%, 6/01/11                                  4,040        3,912,457
  7.00%, 4/01/26                                  3,300        3,181,398
Government National Mortgage Association
  7.50%, 1/15/26                                  1,312        1,296,574
                                                              -----------
                                                               8,390,429


25



PORTFOLIO OF INVESTMENTS (CONTINUED)       ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)          VALUE
-------------------------------------------------------------------------
U.S. TREASURY SECURITIES-32.3%
U.S. Treasury Bond
  6.00%, 2/15/26                                 $2,475      $ 2,199,260
U.S. Treasury Notes
  5.50%, 11/15/98                                   750          738,518
  6.50%, 8/15/05                                    520          512,850
  6.75%, 4/30/00                                  2,000        2,026,560
  7.25%, 2/15/98                                  8,500        8,671,360
  7.75%, 12/31/99                                 2,350        2,456,478
                                                              -----------
                                                              16,605,026

Total Long-Term Debt Securities
  (cost $32,451,492)                                          31,978,914


SHORT-TERM DEBT SECURITIES-6.0%
Federal Home Loan Mortgage Corp.
  5.30%, 5/01/96
  (amortized cost $3,100,000)                     3,100        3,100,000


TOTAL INVESTMENTS -99.7%
  (cost $50,863,198)                                          51,291,404
Other assets less liabilities-0.3%                               173,997

NET ASSETS-100%                                              $51,465,401


*    Non-income producing security.

(a)  Warrants attached, expiring 9/30/97.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1996, these securities amounted to $1,425,901 or 2.8% of net assets.

     Glossary:
     ADR - American Depository Receipt

     See notes to financial statements.


26



STATEMENTS OF ASSETS AND LIABILITIES              ALLIANCE GROWTH INVESTORS AND
APRIL 30, 1996                                     CONSERVATIVE INVESTORS FUNDS
_______________________________________________________________________________

                                                          GROWTH   CONSERVATIVE
                                                        INVESTORS    INVESTORS
                                                           FUND         FUND
                                                     -------------  -----------
ASSETS
  Investments in securities, at value (cost
    $88,841,150 and $50,863,198, respectively)       $ 95,193,823   $51,291,404
  Cash at value (cost $82,759 and $160,158
    respectively)                                          81,317       160,142
  Receivable for investment securities and
    foreign currency sold                               5,704,410     5,196,735
  Interest and dividends receivable                       274,580       422,795
  Receivable for shares of beneficial interest sold       259,926        79,363
  Deferred organization expenses                            8,520         8,520
  Receivable due from Adviser                                  -0-        5,606
  Total assets                                        101,522,576    57,164,565

LIABILITIES
  Payable for investment securities and foreign
    currency purchased                                  4,740,789     5,476,675
  Distribution fee payable                                 60,498        32,150
  Payable for shares of beneficial interest redeemed       55,956        79,366
  Advisory fee payable                                     48,007            -0-
  Accrued expenses                                        115,660       110,973
  Total liabilities                                     5,020,910     5,699,164

NET ASSETS                                           $ 96,501,666   $51,465,401

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par              $         69   $        46
  Additional paid-in capital                           81,773,153    49,719,182
  Undistributed net investment income                     657,809       339,779
  Accumulated net realized gain on investments
    and foreign currency transactions                   7,717,255       980,259
  Net unrealized appreciation of investments and
    foreign currency denominated assets and
    liabilities                                         6,353,380       426,135
                                                      $96,501,666   $51,465,401

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($30,608,449/2,174,272 and $14,160,707/1,271,079
    shares of beneficial interest issued and
    outstanding, respectively)                             $14.08        $11.14
  Sales charge-4.25% of public offering price                 .62           .49
  Maximum offering price                                   $14.70        $11.63

  CLASS B SHARES
  Net asset value and offering price per share
    ($59,978,243/4,261,102 and $31,978,874/2,828,583
    shares of beneficial interest issued and
    outstanding, respectively)                             $14.08        $11.31

  CLASS C SHARES
  Net asset value, redemption and offering price per
    share ($5,914,974/419,843 and $5,325,820/470,876
    shares of beneficial interest issued and
    outstanding, respectively)                             $14.09        $11.31


See notes to financial statements.


27



STATEMENTS OF OPERATIONS                         ALLIANCE GROWTH INVESTORS AND
YEAR ENDED APRIL 30, 1996                          CONSERVATIVE INVESTORS FUNDS
_______________________________________________________________________________

                                                          GROWTH   CONSERVATIVE
                                                        INVESTORS    INVESTORS
                                                           FUND         FUND
                                                      ------------  -----------
INVESTMENT INCOME
  Interest                                            $ 2,021,304   $2,814,820
  Dividends (net of foreign tax withheld of
    $13,968 and $2,991, respectively)                     714,512      198,278
  Total income                                          2,735,816    3,013,098

EXPENSES
  Advisory fee                                            632,516      387,903
  Distribution fee - Class A                               81,307       45,690
  Distribution fee - Class B                              523,545      316,700
  Distribution fee - Class C                               48,786       48,204
  Custodian                                               162,026       97,162
  Transfer agency                                         155,203       82,228
  Registration                                             61,777       45,427
  Audit and legal                                          45,879       62,667
  Printing                                                 40,004       20,001
  Trustees' fees                                           27,000       27,000
  Amortization of organization expenses                    10,980       10,980
  Miscellaneous                                             6,383       10,413
  Total expenses                                        1,795,406    1,154,375
  Less: expenses waived and assumed by adviser
    (See Note B)                                         (214,077)    (174,857)
  Net expenses                                          1,581,329      979,518
  Net investment income                                 1,154,487    2,033,580

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain on investments                     12,907,537    4,678,677
  Net realized gain (loss) on foreign currency
    transactions                                          171,948       (7,059)
  Net change in unrealized appreciation
    (depreciation) of investments                       2,657,302     (792,045)
  Net change in unrealized appreciation
    (depreciation) of foreign currency
    denominated assets and liabilities                        676       (1,865)
  Net gain on investments                              15,737,463    3,877,708

NET INCREASE IN NET ASSETS FROM OPERATIONS            $16,891,950   $5,911,288


See notes to financial statements.


28


                                                 ALLIANCE GROWTH INVESTORS AND
STATEMENTS OF CHANGES IN NET ASSETS                CONSERVATIVE INVESTORS FUNDS
_______________________________________________________________________________

                                                    GROWTH INVESTORS FUND   CONSERVATIVE INVESTORS FUND
                                                 --------------------------  --------------------------
                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                   APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,
                                                     1996          1995          1996          1995
                                                 ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                          $ 1,154,487   $ 1,141,094   $ 2,033,580   $ 2,148,851
  Net realized gain (loss) on investments
    and foreign currency transactions             13,079,485    (1,679,163)    4,671,618    (3,216,833)
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities    2,657,978     3,962,035      (793,910)    3,119,273
  Net increase in net assets from operations      16,891,950     3,423,966     5,911,288     2,051,291

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (510,038)     (254,436)     (740,336)     (685,964)
    Class B                                         (687,510)     (345,858)   (1,250,244)   (1,045,681)
    Class C                                          (64,858)      (35,052)     (194,637)     (168,380)
  Net realized gain on investments
    Class A                                       (1,147,583)      (22,749)           -0-           -0-
    Class B                                       (2,234,313)      (46,345)           -0-           -0-
    Class C                                         (210,790)       (4,697)           -0-           -0-

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (decrease)                         14,701,805    16,138,284    (3,326,752)    1,247,586
  Total increase                                  26,738,663    18,853,113       399,319     1,398,852

NET ASSETS
  Beginning of year                               69,763,003    50,909,890    51,066,082    49,667,230
  End of year (including undistributed net
    investment income of $657,809, $593,778,
    $339,779 and $498,475 respectively)          $96,501,666   $69,763,003   $51,465,401   $51,066,082


See notes to financial statements.


29



NOTES TO FINANCIAL STATEMENTS                     ALLIANCE GROWTH INVESTORS AND
APRIL 30, 1996                                     CONSERVATIVE INVESTORS FUNDS
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Growth Investors Fund and Conservative Investors Fund (the 'Funds'), two series of The Alliance Portfolios (the 'Trust'), are registered under the Investment Company Act of 1940, as diversified, open-end investment companies. The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class B shares purchased on or after August 2, 1993 and held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Funds.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last sales price or, if no sale occurred, at the mean of the bid and asked price at the regular close of such exchange. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Trustees. The Board of Trustees has further determined that the value of certain portfolio debt securities, other than temporary investments in short-term securities, be determined by reference to valuations obtained from a pricing service. Restricted securities are valued at fair value as determined by the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry or region.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain (loss) on foreign currency transactions for Growth Investors and Conservative Investors Funds represents net foreign exchange gains and losses from holdings of foreign currencies, foreign currency contracts, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on each of the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal year end exchange rates are reflected as a component of unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $50,000 for each Fund have been deferred and are being amortized on a straight-line basis through May, 1997.

4. TAXES
It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts and amortizes premiums as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.


30



                                                  ALLIANCE GROWTH INVESTORS AND
                                                   CONSERVATIVE INVESTORS FUNDS
_______________________________________________________________________________

7. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such Class, except that each Funds' Class B and Class C shares bear higher distribution and in the case of Class B higher transfer agent fees. Expenses attributable to a single Fund are charged to that Fund. Expenses of the Trust are charged to each Fund in proportion to net assets.

8. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
In accordance with Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distribution by Investment Companies, permanent book and tax difference relating to shareholder distributions have been reclassified to additional paid-in capital. As of April 30, 1996, accumulated net investment income was credited and accumulated undistributed net realized gains was charged for $171,950 for Alliance Growth Investors Fund. For Alliance Conservative Investors Fund, accumulated net investment income was charged and accumulated undistributed net realized gains was credited for $7,059 as of April 30, 1996. Net investment income, net realized gains and net assets were not affected by this change.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Funds pay Alliance Capital Management L.P., the Investment Adviser an advisory fee at an annual rate of .75% of each Fund's average daily net assets. Such a fee is accrued daily and paid monthly. The Investment Adviser has agreed, under the terms of the investment advisory agreement, to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 1.40%, 2.10% and 2.10% of average net assets, respectively, for the Class A, Class B and Class C shares of both funds. Prior to August 2, 1993, the annual rate for Class B shares was 2.15%. For the year ended April 30, 1996, such reimbursement amounted to $214,077 and $174,857 for the Growth Investors and Conservative Investors Fund, respectively. In addition to these voluntary arrangements, the Investment Adviser will reduce its compensation, to the extent that expenses of the Funds for any fiscal year (not including any distribution expenses paid by the Funds) exceed the lowest applicable expense limitation prescribed by any state in which the Fund's shares are qualified for sale. The Funds believe that the most restrictive expense ratio limitation imposed by any state in which the Funds' shares are qualified for sale is 2.5% of the first $30 million of the Funds' average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million.

The Funds have a Services Agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) to provide personnel and facilities to perform transfer agency services for the Funds. Compensation under this agreement amounted $116,346 and $56,656 for the Growth Investors and Conservative Investors Funds, respectively, for the year ended April 30, 1996.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of each Fund's shares. The Distributor received front-end sales charges of $9,704 from the sale of Class A shares and $92,064 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended April 30, 1996 for the Growth Investors Fund. The Distributor also received front-end sales charges of $4,538 from the sale of Class A shares and $86,866 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended April 30, 1996 for the Conservative Investors Fund.

Brokerage commissions paid on securities transactions for the year ended April 30, 1996 amounted to $386,197 and $75,237 for the Growth Investors and Conservative Investors Funds, respectively, none of which was paid to Donaldson, Lufkin & Jenrette Securities Corp. ('DLJ'), an affiliate of the Adviser.

Trustees' fees include amounts owed to two of the Trustees under a deferred compensation plan of $24,399 and $19,366 for the Growth Investors and Conservative Investors Funds, respectively.


31


                                                  ALLIANCE GROWTH INVESTORS AND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)          CONSERVATIVE INVESTORS FUNDS
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Funds have adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Funds pay a distribution fee to the Distributor at an annual rate of up to .50% of each Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The Trustees currently limit payments under the Class A plan to .30% of 1% of the Fund's aggregate average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Growth Investors Fund in the amount of $2,178,212 and $187,335 for Class B and C shares, respectively. The Distributor has also incurred expenses in excess of the distribution costs reimbursed by the Conservative Investors Fund in the amount of $1,579,573 and $297,417, for Class B and Class C shares, respectively; such costs may be recovered from each Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the Growth Investors Fund aggregated $165,177,093 and $157,144,113, respectively, for the year ended April 30, 1996. There were purchases of $43,784,447 and sales of $49,387,634 of U.S. Government and government agency obligations for the year ended April 30, 1996. At April 30, 1996, the cost of securities for federal income tax purposes for the Growth Investors Fund was $88,972,110. Accordingly gross unrealized appreciation of investments was $7,699,434 and gross unrealized depreciation of investments was $1,477,721 resulting in net unrealized appreciation of $6,221,713 excluding foreign currency.

The Growth Investors and Conservative Investors Funds enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At April 30, 1996, there were no outstanding forward exchange currency contracts for Growth Investors and Conservative Investors Funds.

Purchases and sales of investment securities (excluding short-term investments) for the Conservative Investors Fund aggregated $128,824,354 and $131,386,952, respectively, for the year ended April 30, 1996. There were purchases of $79,594,985 and sales of $89,084,847 of U.S. Government and government agency obligations for the year ended April 30, 1996. At April 30, 1996, the cost of securities for federal income tax purposes for the Conservative Investors Fund was $50,900,373. Accordingly gross unrealized appreciation of investments was $1,222,950 and gross unrealized depreciation of investments was $831,919 resulting in net unrealized appreciation of $391,031 excluding foreign currency.


32



                                                  ALLIANCE GROWTH INVESTORS AND
                                                   CONSERVATIVE INVESTORS FUNDS
_______________________________________________________________________________

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.00001 par value shares of beneficial interest authorized divided into three classes, designated Class A, Class B and Class C shares for both Funds. Transactions in shares of beneficial interest were as follows:

                                  ALLIANCE GROWTH INVESTORS FUND
                    -----------------------------------------------------------
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       APRIL 30,      APRIL 30,     APRIL 30,       APRIL 30,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              623,012       878,301     $ 8,468,283     $10,219,392
Shares issued in
  reinvestment of
  dividends and
  distributions          118,202        23,903       1,591,818         266,999
Shares redeemed         (404,354)     (508,295)     (5,500,086)     (5,946,807)
Net increase             336,860       393,909     $ 4,560,015     $ 4,539,584

CLASS B
Shares sold            1,018,816     1,384,786     $13,829,306     $16,126,761
Shares issued in
  reinvestment of
  dividends and
  distributions          208,357        33,860       2,814,302         379,230
Shares redeemed         (550,350)     (485,135)     (7,476,785)     (5,718,545)
Net increase             676,823       933,511     $ 9,166,823     $10,787,446

CLASS C
Shares sold              186,320       188,858     $ 2,552,601     $ 2,197,932
Shares issued in
  reinvestment of
  dividends and
  distributions           19,358         3,451         261,545          38,687
Shares redeemed         (136,951)     (122,670)     (1,839,179)     (1,425,365)
Net increase              68,727        69,639     $   974,967     $   811,254


33



                                                  ALLIANCE GROWTH INVESTORS AND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)          CONSERVATIVE INVESTORS FUNDS
_______________________________________________________________________________

                                ALLIANCE CONSERVATIVE INVESTORS FUND
                    -----------------------------------------------------------
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       APRIL 30,      APRIL 30,     APRIL 30,       APRIL 30,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              246,346       548,552     $ 2,737,109     $ 5,617,109
Shares issued in
  reinvestment of
  dividends and
  distributions           62,621        65,422         692,313         656,166
Shares redeemed         (589,043)     (566,559)     (6,511,415)     (5,791,900)
Net increase(decrease)  (280,076)       47,415     $(3,081,993)    $   481,375

CLASS B
Shares sold              518,473       798,920     $ 5,839,933     $ 8,264,467
Shares issued in
  reinvestment of
  dividends and
  distributions          102,379        94,772       1,150,234         960,854
Shares redeemed         (697,358)     (825,918)     (7,823,066)     (8,495,394)
Net increase(decrease)   (76,506)       67,774     $  (832,899)    $   729,927

CLASS C
Shares sold              170,526       224,223     $ 1,931,267     $ 2,320,546
Shares issued in
  reinvestment of
  dividends and
  distributions           16,002        15,711         179,841         159,243
Shares redeemed         (135,782)     (237,610)     (1,522,968)     (2,443,423)
Net increase              50,746         2,324     $   588,140     $    36,366


34



FINANCIAL HIGHLIGHTS                             ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      CLASS A
                                            ------------------------------------------------------
                                                       YEAR ENDED APRIL 30,          MAY 4,1992(A)
                                            ---------------------------------------  TO APRIL 30,
                                                 1996          1995         1994         1993
                                            -------------  -----------  -----------  -------------
Net asset value, beginning of period          $12.08         $11.61       $11.35       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .10*           .25*         .12*         .20*
Net realized and unrealized gain on
  investments                                   2.75            .38          .39         1.43
Net increase in net asset value from
  operations                                    2.85            .63          .51         1.63

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.26)          (.15)        (.11)        (.16)
Distributions from net realized gains           (.59)          (.01)        (.14)        (.12)
Total dividends and distributions               (.85)          (.16)        (.25)        (.28)
Net asset value, end of period                $14.08         $12.08       $11.61       $11.35

TOTAL RETURN
Total investment return based on net
  asset value (b)                              23.87%          5.57%        4.46%       16.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $30,608        $22,189      $16,759       $3,503
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       1.40%          1.40%        1.40%        1.40%(c)
  Expenses, before waivers/reimbursements       1.65%          1.97%        2.33%        4.27%(c)
  Net investment income                         2.02%          2.32%        1.67%        1.91%(c)
Portfolio turnover rate                          209%           134%          96%         114%


See footnote summary on page 40.


35



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   CLASS B
                                            -----------------------------------------------------
                                                       YEAR ENDED APRIL 30,         MAY 4,1992(A)
                                            ---------------------------------------  TO APRIL 30,
                                                1996           1995         1994         1993
                                            -------------  -----------  -----------  ------------
Net asset value, beginning of period          $12.09         $11.65       $11.41       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .06*           .17*         .07*         .07*
Net realized and unrealized gain on
  investments                                   2.70            .38          .37         1.45
Net increase in net asset value from
  operations                                    2.76            .55          .44         1.52

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.18)          (.10)        (.06)        (.05)
Distributions from net realized gains           (.59)          (.01)        (.14)        (.06)
Total dividends and distributions               (.77)          (.11)        (.20)        (.11)
Net asset value, end of period                $14.08         $12.09       $11.65       $11.41

TOTAL RETURN
Total investment return based on net
  asset value (b)                              23.06%          4.83%        3.84%       15.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $59,978        $43,328      $30,871       $7,999
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.10%          2.10%        2.11%        2.15%(c)
  Expenses, before waivers/reimbursements       2.35%          2.67%        3.00%        4.48%(c)
  Net investment income                         1.15%          1.62%         .95%        1.07%(c)
Portfolio turnover rate                          209%           134%          96%         114%


See footnote summary on page 40.


36



                                                 ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                          CLASS C
                                            -----------------------------------
                                                                     AUGUST. 2,
                                             YEAR ENDED APRIL 30,    1993(D) TO
                                            ----------------------    APRIL 30,
                                                1996       1995         1994
                                            ---------  -----------  -----------
Net asset value, beginning of period          $12.10     $11.65      $11.88

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .06*       .18*        .08*
Net realized and unrealized gain (loss)
  on investments                                2.70        .38        (.11)
Net increase (decrease) in net asset
  value from operations                         2.76        .56        (.03)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.18)      (.10)       (.06)
Distributions from net realized gains           (.59)      (.01)       (.14)
Total dividends and distributions               (.77)      (.11)       (.20)
Net asset value, end of period                $14.09     $12.10      $11.65

TOTAL RETURN
Total investment return based on net
  asset value (b)                              23.04%      4.91%       (.26)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $5,915     $4,247      $3,280
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.10%      2.10%       2.10%(c)
  Expenses, before waivers/reimbursements       2.36%      2.66%       3.02%(c)
  Net investment income                          .13%      1.62%       1.04%(c)
Portfolio turnover rate                          209%       134%         96%


See footnote summary on page 40.


37



FINANCIAL HIGHLIGHTS (CONTINUED)           ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   CLASS A
                                            -----------------------------------------------------
                                                       YEAR ENDED APRIL 30,         MAY 4,1992(A)
                                            ---------------------------------------  TO APRIL 30,
                                                1996           1995         1994         1993
                                            -------------  -----------  -----------  ------------
Net asset value, beginning of period          $10.38         $10.37       $10.79       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .51*           .48*         .31*         .39*
Net realized and unrealized gain (loss)
  on investment                                  .80           (.02)        (.26)         .82
Net increase in net asset value from
  operations                                    1.31            .46          .05         1.21

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.55)          (.45)        (.29)        (.36)
Distributions from net realized gains             -0-            -0-        (.18)        (.06)
Total dividends and distributions               (.55)          (.45)        (.47)        (.42)
Net asset value, end of period                $11.14         $10.38       $10.37       $10.79

TOTAL RETURN
Total investment return based on net
  asset value (b)                              12.69%          4.65%         .35%       12.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $14,161        $16,105      $15,595       $5,339
  Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       1.40%          1.40%        1.40%        1.40%(c)
  Expenses, before waivers/reimbursements       1.73%          1.83%        2.03%        3.45%(c)
  Net investment income                         4.43%          4.66%        3.43%        3.92%(c)
Portfolio turnover rate                          267%           248%         133%          84%


See footnote summary on page 40.


38



                                           ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   CLASS B
                                            ----------------------------------------------------
                                                      YEAR ENDED APRIL 30,          MAY 4,1992(A)
                                            ---------------------------------------  TO APRIL 30,
                                                1996           1995         1994         1993
                                            -------------  -----------  -----------  ------------
Net asset value, beginning of period          $10.51         $10.47       $10.88       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .43*           .46*         .24*         .24*
Net realized and unrealized gain (loss)
  on investments                                 .82           (.02)        (.26)         .89
Net increase (decrease) in net asset
  value from operations                         1.25            .44         (.02)        1.13

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)          (.40)        (.21)        (.22)
Distributions from net realized gains             -0-            -0-        (.18)        (.03)
Total dividends and distributions               (.45)          (.40)        (.39)        (.25)
Net asset value, end of period                $11.31         $10.51       $10.47       $10.88

TOTAL RETURN
Total investment return based on net
  asset value (b)                              11.95%          3.91%        (.31)%      11.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $31,979        $30,542      $29,697       $9,210
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.10%          2.10%        2.11%        2.15%(c)
  Expenses, before waivers/reimbursements       2.44%          2.52%        2.73%        3.95%(c)
  Net investment income                         3.72%          3.96%        2.72%        3.06%(c)
Portfolio turnover rate                          267%           248%         133%          84%


See footnote summary on page 40.


39



FINANCIAL HIGHLIGHTS (CONTINUED)           ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                         CLASS C
                                            ---------------------------------
                                                                   AUGUST 2,
                                            YEAR ENDED APRIL 30,  1993(D) TO
                                            --------------------   APRIL 30,
                                               1996       1995       1994
                                            ---------  ---------  -----------
Net asset value, beginning of period         $10.52     $10.47     $11.12

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .41*       .46*       .18*
Net realized and unrealized gain (loss)
  on investments                                .83       (.01)      (.50)
Net increase (decrease) in net asset
  value from operations                        1.24        .45       (.32)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.45)      (.40)      (.15)
Distributions from net realized gains            -0-        -0-      (.18)
Total dividends and distributions              (.45)      (.40)      (.33)
Net asset value, end of period               $11.31     $10.52     $10.47

TOTAL RETURN
Total investment return based on net
  asset value (b)                             11.84%      4.01%     (2.98)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $5,326     $4,419     $4,375
  Ratios to average net assets of:
  Expenses, net of waivers/reimbursements      2.10%      2.10%      2.10%(c)
  Expenses, before waivers/reimbursements      2.45%      2.52%      2.69%(c)
  Net investment income                        3.71%      3.97%      2.94%(c)
Portfolio turnover rate                         267%       248%       133%


*    Net of fee waived and expenses reimbursed by Adviser.

(a)  Commencement of operations.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Commencement of distribution.

     Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable Capital) served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.


40



                                                  ALLIANCE GROWTH INVESTORS AND
REPORT OF INDEPENDENT ACCOUNTANTS                  CONSERVATIVE INVESTORS FUNDS
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ALLIANCE GROWTH INVESTORS FUND AND ALLIANCE CONSERVATIVE INVESTORS FUND

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Growth Investors Fund and Alliance Conservative Investors Fund (separately managed portfolios constituting part of The Alliance Portfolios, hereafter referred to as the 'Funds') at April 30, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
June 24, 1996


41

                            APPENDIX

              DESCRIPTION OF CORPORATE BOND RATINGS

         Description of the bond ratings of Moody's Investors
Service, Inc. are as follows:

         Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

         A--   Bonds which are rated A possess many favorable
investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--   Bonds which are rated B generally lack
characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-- Bonds which are rated Caa are of poor standing.
Such issues may be in default of there may be present elements of danger with respect to principal or interest.

         Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

         C--   Bonds which are rated C are the lowest class of
bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

         Descriptions of the bond ratings of Standard & Poor's
Corporation are as follows:

         AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A--   Debt rated A has a strong capacity to pay interest
and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

         C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

         D--   Debt rated D is in default and payment of interest
and/or repayment of principal is in arrears.

The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.









































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